As filed with the Securities and Exchange
Commission on December 18, 2008
FILE NOS. 33-12947
811-5079

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 31
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 32
(Check appropriate box or boxes)
JOHN HANCOCK TAX-EXEMPT SERIES FUND
(Exact Name of Registrant as Specified in Charter)
601 Congress Street
Boston, Massachusetts 02210-2805
(Address of Principal Executive Offices)
Registrant’s Telephone Number including Area Code
(617) 663-4324
ALFRED P. OUELLETTE, ESQ.
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210-2805
(Name and Address of Agent for Service)
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on January 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
if appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock
Massachusetts Tax-Free Income Fund

PROSPECTUS 1–1–09

▶ CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Tax-Free Income Fund

Fund summary

A concise look at the fund’s investment goal, its main strategies and main risks, its past performance and the costs of investing.

2	Massachusetts Tax-Free Income Fund

Fund details

More about topics covered in the summary section, including descriptions of the various risk factors that investors should understand before investing.

4	Risks of investing

5	Who’s who

7	Financial highlights

Your account

How to place an order to buy, sell or exchange fund shares, as well as information about the fund’s business policies and any distributions it may pay.

9	Choosing a share class

10	How sales charges are calculated

10	Sales charge reductions and waivers

11	Opening an account

13	Buying shares

14	Selling shares

16	Transaction policies

18	Dividends and account policies

18	Additional investor services

For more information See back cover

 Fund summary

John Hancock
Massachusetts Tax-Free Income Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker      A / JHMAX      B / JHMBX      C / JMACX

Goal and strategy

To seek a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment, in securities of any maturity exempt from federal and Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher by S&P or Moody’s when purchased, but the fund may invest up to 33% of its net assets in securities rated as low as BB by S&P or Ba by Moody’s or their unrated equivalents. Bonds that are rated as or below BB by S&P or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the adviser or subadviser determines a sale is in the fund’s best interest. The fund is non-diversified and may invest more than 5% of net assets in securities of any given issuer. The fund may make limited investments in certain derivatives (contracts whose value is based on indexes or other securities), generally for use in managing interest rate risk.

The subadviser looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends and the relative attractiveness of different types of issuers. The subadviser uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadviser favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadviser also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors.

In unusual circumstances, the fund can invest more than 20% of net assets in taxable investment-grade short-term securities as a temporary defensive measure. In these and other cases, the fund might not achieve its goal.

Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Hedging, derivatives and other strategic transactions risk Investing in derivatives can magnify losses incurred by the underlying assets.

Municipal bond risk Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

State-specific risk Because the fund invests mainly in bonds from a single state, its performance is affected by local, state and regional factors.

Massachusetts Tax-Free Income Fund – Fund summary

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Past performance

Calendar year total returns – Class A (%)

Best quarter: Q3 ’02, 5.26 Worst quarter: Q2 ’04, –2.36 Year-to-date as of 9-30-08: –3.29

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
7.06	–4.24	11.74	4.35	9.56	6.18	4.28	3.43	3.99	2.57

Average annual total returns (%)	1 Year	5 Year	10 Year	Inception

as of 12-31-07				4-1-99

Class A before tax	–2.08	3.13	4.33	—

After tax on distributions	–2.10	3.13	4.32	—

After tax on distributions, with sale	0.07	3.29	4.36	—

Class B before tax	–3.06	3.01	4.22	—

Class C before tax	0.87	3.36	—	3.92

Barclays Capital Municipal Bond Index	3.36	4.30	5.18	5.07

Calendar year total returns

These do not include sales charges and would have been lower if they did. They are shown only for Class A and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

These include sales charges. Performance of broad-based market indexes is included for comparison and can give an idea of the fund’s risks. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class A and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds.

Investor costs

Shareholder transaction expenses[1] (%)	Class A		Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50		—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	[2]	5.00	1.00

Annual operating expenses (%)	Class A	Class B	Class C

Management fee	0.50	0.50	0.50

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[3]	0.18	0.18	0.18

Total fund operating expenses[3]	0.98	1.68	1.68

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B				Class C

		Shares sold		Shares kept		Shares sold	Shares kept

1 Year	545	671		171		271	171

3 Years	748	830		530		530	530

5 Years	967	1,113		913		913	913

10 Years	1,597	1,801	[4]	1,801	[4]	1,987	1,987

Annual operating expenses

These are paid from the fund’s assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Except for investments of $1 million or more; see “How sales charges are calculated.”

3	The fund receives credits from its transfer agent as a result of uninvested cash balances; these credits (which may differ from class to class depending on the number and size of shareholder accounts in the class) are used to reduce a portion of the fund’s transfer agent fees. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, total fund operating expenses would have been 0.97%, 1.67%, and 1.67% for Class A, B and C, respectively.

4	Reflects conversion of Class B shares to Class A shares after eight years.

Massachusetts Tax-Free Income Fund – Fund summary

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 Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

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A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to bonds interest rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities and markets without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

Municipal bond risk

With general obligation bonds, which are backed by the municipal issuer’s ability to levy taxes, the main risk is that the issuer’s overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond’s credit quality.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940 (the 1940 Act). This means they are allowed to invest in the securities of a relatively small number of issuers with greater concentrations of risk. As a result, credit, market and other risks associated with a fund’s investment strategies or techniques may be more pronounced for these funds than for funds that are “diversified.”

State-specific risk

Because the fund invests mainly in bonds from a single state, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, and state legislative changes (especially those regarding budgeting and taxes). Although the fund invests mainly in investment-grade bonds, which generally have a relatively low level of credit risk, any factors that might lead to a credit decline statewide would be likely to cause widespread decline in the credit quality of the fund’s holdings.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment goal and strategy without shareholder approval. Change in its 80% investment policy, however, requires shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of September 30, 2008, the adviser had total assets under management of approximately $21 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the

Massachusetts Tax-Free Income Fund – Fund details

5

performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for Massachusetts Tax-Free Income Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Annual
Average Daily Net Assets	Rate

First $250 million	0.500%
Between $250 million and $500 million	0.450%
Between $500 million and $1 billion	0.425%
Between $1 billion and $1.25 billion	0.400%
Excess over $1.25 billion	0.300%

During its most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

Massachusetts Tax-Free Income Fund: 0.50%

Out of these fees, the investment adviser in turn pays the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s August 31, 2008 shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2008, had total assets under management of approximately $25 billion.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Frank A. Lucibella, CFA

•	Served on fund team (1988–2002) and re-joined in 2005

•	Vice president, MFC Global Investment Management (U.S.), LLC (since 2006)

•	Vice president, John Hancock Advisers (8/2005–12/2005)

•	Senior fixed-income trader, Columbia Management Group (2002–2005)

•	Second vice president, John Hancock Advisers (1988–2002)

•	Began business career in 1982

Dianne M. Sales, CFA

•	Joined fund team in 1995

•	Vice president, MFC Global Investment Management (U.S.), LLC (since 2006)

•	Vice president, John Hancock Advisers (1989–2005)

•	Began business career in 1984

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

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Financial highlights

These tables detail the financial performance of Class A, B and C shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of August 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class A Shares

Per share operating performance	period ended 8-31-04	8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.38	$12.75	$12.87	$12.64	$12.37

Net investment income[1]	0.56	0.54	0.53	0.53	0.51

Net realized and unrealized gain (loss) on investments	0.36	0.11	(0.24)	(0.27)	(0.08)

Total from investment operations	0.92	0.65	0.29	0.26	0.43

Less distributions

From net investment income	(0.55)	(0.53)	(0.52)	(0.52)	(0.50)

From net realized gain	—	—	— [2]	(0.01)	(0.02)

Total distributions	(0.55)	(0.53)	(0.52)	(0.53)	(0.52)

Net asset value, end of year	$12.75	$12.87	$12.64	$12.37	$12.28

Total return[3] (%)	7.55	5.21	2.38 [4]	2.02 [4]	3.55 [4]

Ratios and supplemental data

Net assets, end of year (in millions)	$71	$76	$78	$80	$97

Ratios (as a percentage of average net assets):

Expenses before reductions	1.01	1.04	0.99	0.98	0.98

Expenses net of all fee waivers	1.01	1.04	0.99	0.98	0.98

Expenses net of all fee waivers and credits	1.01	1.04	0.99	0.98	0.97

Net investment income	4.40	4.20	4.19	4.16	4.08

Portfolio turnover (%)	44	26	15	25	22

Class B Shares
Per share operating performance	period ended 8-31-04	8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.38	$12.75	$12.87	$12.64	$12.37

Net investment income[1]	0.47	0.45	0.44	0.44	0.42

Net realized and unrealized gain (loss) on investments	0.36	0.11	(0.24)	(0.27)	(0.08)

Total from investment operations	0.83	0.56	0.20	0.17	0.34

Less distributions

From net investment income	(0.46)	(0.44)	(0.43)	(0.43)	(0.41)

From net realized gain	—	—	— [2]	(0.01)	(0.02)

Total distributions	(0.46)	(0.44)	(0.43)	(0.44)	(0.43)

Net asset value, end of year	$12.75	$12.87	$12.64	$12.37	$12.28

Total return[3] (%)	6.80	4.48	1.67 [4]	1.31 [4]	2.83 [4]

Ratios and supplemental data

Net assets, end of year (in millions)	$23	$20	$17	$12	$10

Ratios (as a percentage of average net assets):

Expenses before reductions	1.71	1.74	1.69	1.68	1.68

Expenses net of all fee waivers	1.71	1.74	1.69	1.68	1.68

Expenses net of all fee waivers and credits	1.71	1.74	1.69	1.68	1.67

Net investment income	3.70	3.50	3.49	3.46	3.39

Portfolio turnover (%)	44	26	15	25	22

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Financial highlights, continued

Class C Shares

Per share operating performance	period ended 8-31-04	8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.38	$12.75	$12.87	$12.64	$12.37

Net investment income[1]	0.47	0.45	0.44	0.44	0.42

Net realized and unrealized gain (loss) on investments	0.36	0.11	(0.24)	(0.27)	(0.08)

Total from investment operations	0.83	0.56	0.20	0.17	0.34

Less distributions

From net investment income	(0.46)	(0.44)	(0.43)	(0.43)	(0.41)

From net realized gain	—	—	— [2]	(0.01)	(0.02)

Total distributions	(0.46)	(0.44)	(0.43)	(0.44)	(0.43)

Net asset value, end of year	$12.75	$12.87	$12.64	$12.37	$12.28

Total return[3] (%)	6.80	4.48	1.67 [4]	1.31 [4]	2.83 [4]

Ratios and supplemental data

Net assets, end of year (in millions)	$8	$8	$11	$10	$12

Ratios (as a percentage of average net assets):

Expenses before reductions	1.71	1.74	1.69	1.68	1.68

Expenses net of all fee waivers	1.71	1.74	1.69	1.68	1.68

Expenses net of all fee waivers and credits	1.71	1.74	1.69	1.68	1.67

Net investment income	3.69	3.49	3.48	3.46	3.38

Portfolio turnover (%)	44	26	15	25	22

1	Based on the average of the shares outstanding.

2	Capital gains distribution less than $0.01.

3	Assumes dividend reinvestment and does not reflect the effect of sales charges.

4	Total returns would have been lower had certain expenses not been reduced during the periods shown.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $99,999	4.50%	4.71%
$100,000 – $249,999	3.75%	3.90%
$250,000 – $499,999	3.00%	3.09%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, all Class R shares, Class I2 or Class I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the fund’s SAI. You may request a SAI from your broker or financial adviser, access the funds’ Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%
Next $1 – $5M above that	0.50%
Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund’s Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your

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shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than $1,000

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

•	non-retirement account: $1,000

•	retirement account: $500; there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	Monthly Automatic Accumulation Program (MAAP): $25 to open; you must invest at least $25 a month

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

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3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service. • Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s)	• Letter of instruction signed by surviving tenant. • Copy of death certificate. • Medallion signature guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion signature guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

Valuation of shares

The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund (except securities held by a money market fund, shares of other open-end investment companies held by a fund of funds, and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, the fund’s portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by the fund are valued at NAV. Securities held by a money market fund and debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing the fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: (i) in the case of foreign securities: developments in foreign markets, the performance of U.S. securities markets, the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities and the fact that the fund is calculating its NAV when a particular foreign market is closed, (ii) in the case of fixed-income securities, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and (iii) in the case of all securities: political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded, announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). In view of the factors in the case of foreign securities, it is likely that a fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

Fair value pricing of securities is intended to help ensure that the fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices, reflecting stale security valuations, and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in other open-end investment companies, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

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Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise

Massachusetts Tax-Free Income Fund – Your account

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result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example, to the extent that a fund invests in municipal securities, including below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed above under “Valuation of shares,” investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certiicated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state

You may only invest in, or exchange into, fund shares legally available in your state.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continues through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as “exempt-interest dividends.” However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders’ alternative minimum tax. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. The fund intends to comply with certain state tax requirements so that its income dividends will generally be exempt from state and local personal income taxes for these taxpayers.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If you draw down your account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

•	Complete the appropriate parts of your account application.

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•	If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-800-732-0330.

© 2009 JOHN HANCOCK FUNDS, LLC    770PN 1/09    SEC file number: 811-05079

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
New York Tax-Free Income Fund

PROSPECTUS 1–1–09

▶ CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Tax-Free Income Fund

Fund summary

A concise look at the fund’s investment goal, its main strategies and main risks, its past performance and the costs of investing.

2	New York Tax-Free Income Fund

Fund details

More about topics covered in the summary section, including descriptions of the various risk factors that investors should understand before investing.

4	Risks of investing

5	Who’s who

7	Financial highlights

Your account

How to place an order to buy, sell or exchange fund shares, as well as information about the fund’s business policies and any distributions it may pay.

9	Choosing a share class

10	How sales charges are calculated

10	Sales charge reductions and waivers

11	Opening an account

13	Buying shares

14	Selling shares

16	Transaction policies

18	Dividends and account policies

18	Additional investor services

For more information See back cover

 Fund summary

John Hancock
New York Tax-Free Income Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker      A / JHNYX      B / JNTRX      C / JNYCX

Goal and strategy

To seek a high level of current income, consistent with preservation of capital, that is exempt from federal, New York State and New York City personal income taxes.

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment, in securities of any maturity exempt from federal and New York personal income taxes. Most of these securities have credit ratings of A or higher by S&P or Moody’s when purchased, but the fund may invest up to 33% of its net assets in bonds rated as low as BB by S&P or Ba by Moody’s or their unrated equivalents. Bonds that are rated as or below BB by S&P or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the adviser or subadviser determines a sale is in the fund’s best interest. The fund is non-diversified and may invest more than 5% of net assets in securities of any given issuer. The fund may make limited investments in certain derivatives (contracts whose value is based on indexes or other securities), generally for use in managing interest rate risk.

The subadviser looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends and the relative attractiveness of different types of issuers. The subadviser uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadviser favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadviser also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors.

In unusual circumstances, the fund can invest more than 20% of net assets in taxable investment-grade short-term securities as a temporary defensive measure. In these and other cases, the fund might not achieve its goal.

Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Hedging, derivatives and other strategic transactions risk Investing in derivatives can magnify losses incurred by the underlying assets.

Municipal bond risk Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

State-specific risk Because the fund invests mainly in bonds from a single state, its performance is affected by local, state and regional factors.

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Past performance

Calendar year total returns – Class A (%)

Best quarter: Q4 ’00, 5.14 Worst quarter: Q2 ’04, –2.45 Year-to-date as of 9-30-08: –2.05

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.28	–4.39	13.10	3.80	8.60	4.39	4.43	3.16	4.68	1.40

Average annual total returns (%)	1 Year	5 Year	10 Year	Inception

as of 12-31-07				4-1-99

Class A before tax	–3.19	2.66	3.98	—

After tax on distributions	–3.19	2.66	3.95	—

After tax on distributions, with sale	–0.65	2.88	4.04	—

Class B before tax	–4.16	2.54	3.87	—

Class C before tax	–0.27	2.88	—	3.62

Barclays Capital Municipal Bond Index	3.36	4.30	5.18	5.07

Calendar year total returns

These do not include sales charges and would have been lower if they did. They are shown only for Class A and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

These include sales charges. Performance of broad-based market indexes is included for comparison and can give an idea of the fund’s risks. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class A and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds.

Investor costs

Shareholder transaction expenses[1] (%)	Class A		Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50		—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	[2]	5.00	1.00

Annual operating expenses (%)	Class A	Class B	Class C

Management fee	0.50	0.50	0.50

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses	0.24	0.24	0.24

Total fund operating expenses	1.04	1.74	1.74

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B				Class C

		Shares sold		Shares kept		Shares sold	Shares kept

1 Year	551	677		177		277	177

3 Years	766	848		548		548	548

5 Years	998	1,144		944		944	944

10 Years	1,664	1,867	[3]	1,867	[3]	2,052	2,052

Annual operating expenses

These are paid from the fund’s assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Except for investments of $1 million or more; see “How sales charges are calculated.”

3	Reflects conversion of Class B shares to Class A shares after eight years.

New York Tax-Free Income Fund – Fund summary

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 Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

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A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to bonds interest rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities and markets without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

Municipal bond risk

With general obligation bonds, which are backed by the municipal issuer’s ability to levy taxes, the main risk is that the issuer’s overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond’s credit quality.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940 (the 1940 Act). This means they are allowed to invest in the securities of a relatively small number of issuers with greater concentrations of risk. As a result, credit, market and other risks associated with a fund’s investment strategies or techniques may be more pronounced for these funds than for funds that are “diversified.”

State-specific risk

Because the fund invests mainly in bonds from a single state, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, and state legislative changes (especially those regarding budgeting and taxes). Although the fund invests mainly in investment-grade bonds, which generally have a relatively low level of credit risk, any factors that might lead to a credit decline statewide would be likely to cause widespread decline in the credit quality of the fund’s holdings.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment goal and strategy without shareholder approval. Change in its 80% investment policy, however, requires shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of September 30, 2008, the adviser had total assets under management of approximately $21 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the

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performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for New York Tax-Free Income Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Annual
Average Daily Net Assets	Rate

First $250 million	0.500%

Between $250 million and $500 million	0.450%

Between $500 million and $1 billion	0.425%

Between $1 billion and $1.25 billion	0.400%

Excess over $1.25 billion	0.300%

During its most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

New York Tax-Free Income Fund: 0.50%

Out of these fees, the investment adviser in turn pays the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s August 31, 2008 shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of September 30, 2008, had total assets under management of approximately $25 billion.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Frank A. Lucibella, CFA

•	Served on fund team (1988–2002) and re-joined in 2005

•	Vice president, MFC Global Investment Management (U.S.), LLC (since 2006)

•	Vice president, John Hancock Advisers (8/2005–12/2005)

•	Senior fixed-income trader, Columbia Management Group (2002–2005)

•	Second vice president, John Hancock Advisers (1988–2002)

•	Began business career in 1982

Dianne M. Sales, CFA

•	Joined fund team in 1995

•	Vice president, MFC Global Investment Management (U.S.), LLC (since 2006)

•	Vice president, John Hancock Advisers (1989–2005)

•	Began business career in 1984

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

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Financial highlights

These tables detail the financial performance of Class A, B and C shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of August 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class A Shares

Per share operating performance	period ended 8-31-04		8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.10		$12.46	$12.61	$12.40	$12.03

Net investment income[1]	0.54		0.52	0.52	0.52	0.51

Net realized and unrealized gain (loss) on investments	0.36		0.15	(0.21)	(0.37)	(0.07)

Total from investment operations	0.90		0.67	0.31	0.15	0.44

Less distributions

From net investment income	(0.54)		(0.52)	(0.52)	(0.52)	(0.51)

Net asset value, end of year	$12.46		$12.61	$12.40	$12.03	$11.96

Total return[2] (%)	7.54	[3]	5.50	2.54 [3]	1.18 [3]	3.73 [3]

Ratios and supplemental data

Net assets, end of year (in millions)	$44		$44	$43	$40	$44

Ratios (as a percentage of average net assets):

Expenses before reductions	1.02		1.06	1.03	1.03	1.04

Expenses net of all fee waivers	1.01		1.06	1.03	1.03	1.04

Expenses net of all fee waivers and credits	1.01		1.06	1.03	1.03	1.04

Net investment income	4.35		4.18	4.20	4.22	4.28

Portfolio turnover (%)	43		25	32	17	25

Class B Shares
Per share operating performance	period ended 8-31-04		8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.10		$12.46	$12.61	$12.40	$12.03

Net investment income[1]	0.45		0.43	0.43	0.43	0.43

Net realized and unrealized gain (loss) on investments	0.36		0.15	(0.21)	(0.37)	(0.07)

Total from investment operations	0.81		0.58	0.22	0.06	0.36

Less distributions

From net investment income	(0.45)		(0.43)	(0.43)	(0.43)	(0.43)

Net asset value, end of year	$12.46		$12.61	$12.40	$12.03	$11.96

Total return[2] (%)	6.80	[3]	4.77	1.83 [3]	0.48 [3]	3.01 [3]

Ratios and supplemental data

Net assets, end of year (in millions)	$20		$17	$14	$11	$8

Ratios (as a percentage of average net assets):

Expenses before reductions	1.72		1.76	1.73	1.73	1.74

Expenses net of all fee waivers	1.71		1.76	1.73	1.73	1.74

Expenses net of all fee waivers and credits	1.71		1.76	1.73	1.73	1.74

Net investment income	3.65		3.48	3.50	3.52	3.57

Portfolio turnover (%)	43		25	32	17	25

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Financial highlights, continued

Class C Shares

Per share operating performance	period ended 8-31-04		8-31-05	8-31-06	8-31-07	8-31-08

Net asset value, beginning of year	$12.10		$12.46	$12.61	$12.40	$12.03

Net investment income[1]	0.45		0.43	0.43	0.43	0.43

Net realized and unrealized gain (loss) on investments	0.36		0.15	(0.21)	(0.37)	(0.07)

Total from investment operations	0.81		0.58	0.22	0.06	0.36

Less distributions

From net investment income	(0.45)		(0.43)	(0.43)	(0.43)	(0.43)

Net asset value, end of year	$12.46		$12.61	$12.40	$12.03	$11.96

Total return[2] (%)	6.80	[3]	4.77	1.83 [3]	0.48 [3]	3.01 [3]

Ratios and supplemental data

Net assets, end of year (in millions)	$5		$5	$3	$4	$3

Ratios (as a percentage of average net assets):

Expenses before reductions	1.72		1.76	1.73	1.73	1.74

Expenses net of all fee waivers	1.71		1.76	1.73	1.73	1.74

Expenses net of all fee waivers and credits	1.71		1.76	1.73	1.73	1.74

Net investment income	3.65		3.48	3.50	3.51	3.57

Portfolio turnover (%)	43		25	32	17	25

1	Based on the average of the shares outstanding.

2	Assumes dividend reinvestment and does not reflect the effect of sales charges.

3	Total returns would have been lower had certain expenses not been reduced during the periods shown.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $99,999	4.50%	4.71%
$100,000 – $249,999	3.75%	3.90%
$250,000 – $499,999	3.00%	3.09%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, all Class R shares, Class I2 or Class I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the fund’s SAI. You may request a SAI from your broker or financial adviser, access the funds’ Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%
Next $1 – $5M above that	0.50%
Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund’s Class A and Class T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your

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shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than $1,000

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

•	non-retirement account: $1,000

•	retirement account: $500; there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	Monthly Automatic Accumulation Program (MAAP): $25 to open; you must invest at least $25 a month

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

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3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service. • Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s)	• Letter of instruction signed by surviving tenant. • Copy of death certificate. • Medallion signature guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion signature guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

Valuation of shares

The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund (except securities held by a money market fund, shares of other open-end investment companies held by a fund of funds, and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, the fund’s portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by the fund are valued at NAV. Securities held by a money market fund and debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing the fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: (i) in the case of foreign securities: developments in foreign markets, the performance of U.S. securities markets, the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities and the fact that the fund is calculating its NAV when a particular foreign market is closed, (ii) in the case of fixed-income securities, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and (iii) in the case of all securities: political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded, announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). In view of the factors in the case of foreign securities, it is likely that a fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

Fair value pricing of securities is intended to help ensure that the fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices, reflecting stale security valuations, and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in other open-end investment companies, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

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Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise

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result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example, to the extent that a fund invests in municipal securities, including below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed above under “Valuation of shares,” investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certiicated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state

You may only invest in, or exchange into, fund shares legally available in your state.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continues through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as “exempt-interest dividends.” However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders’ alternative minimum tax. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. The fund intends to comply with certain state tax requirements so that its income dividends will generally be exempt from state and local personal income taxes for these taxpayers.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If you draw down your account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

•	Complete the appropriate parts of your account application.

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•	If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-800-732-0330.

© 2009 JOHN HANCOCK FUNDS, LLC    760PN 1/09    SEC file number: 811-05079

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

JOHN HANCOCK TAX-EXEMPT SERIES FUND
JOHN HANCOCK MASSACHUSETTS TAX-FREE INCOME FUND
JOHN HANCOCK NEW YORK TAX-FREE INCOME FUND
(individually, the “Fund” or collectively, the “Funds”)
Class A, Class B and Class C Shares
Statement of Additional Information
January 1, 2009
This Statement of Additional Information (“SAI”) provides information about the Funds in addition to the information that is contained in each Fund’s current Prospectus (the “Prospectus” or “Prospectuses”). John Hancock Massachusetts Tax-Free Income Fund (“Massachusetts Tax-Free Income Fund”) and John Hancock New York Tax-Free Income Fund (“New York Tax-Free Income Fund”) are each a non-diversified series of John Hancock Tax-Exempt Series Fund (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the Funds’ Annual Reports for the fiscal year ended August 31, 2008. A copy of a Prospectus or Annual Report can be obtained free of charge by writing or telephoning:
John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03801-9510
1-800-225-5291

ORGANIZATION OF THE FUNDS
The Funds are each a series of the Trust, which is an open-end investment management company reorganized in July 1996 as Massachusetts business trusts under the laws of The Commonwealth of Massachusetts.
John Hancock Advisers, LLC (the “Adviser”) is the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“Manulife Financial”). Founded in 1862, John Hancock Financial Services and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$385.3 billion (US$363.5 billion) as at September 30, 2008.
Manulife Financial trades as ‘MFC’ on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange (“PSE”), and under ‘0945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.
The Funds are sub-advised by MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)” or the “Subadviser”).MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.
The Adviser serves as investment adviser to the Funds and is responsible for the supervision of MFC Global (U.S.)’s services to the Funds.
INVESTMENT OBJECTIVES AND POLICIES
The following information supplements the discussion of each Fund’s investment objectives and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Funds will achieve their investment objectives. The investment objectives are fundamental and may only be changed with shareholder approval.
The Massachusetts Tax-Free Income Fund’s objectives is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The New York Tax-Free Income’s objectives is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. Each Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

The policy of each Fund requires that under normal circumstances at least 80% of the value of each Fund’s net assets consist of eax-exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.
As required by SEC Rule 35d-1, the following fundamental investment policy has been added: Each Fund normally invests at least 80% of its Assets in securities of any maturity exempt from federal and Massachusetts or New York personal income taxes. “Assets” is defined as net assets plus the amount of any borrowings for investment purposes.
Non-Diversification. The Funds have registered as “non-diversified” investment companies, permitting the Subadviser to invest more than 5% of the assets of each Fund in the obligations of any one issuer. Since a relatively high percentage of each Fund’s assets may be invested in the obligations of a limited number of issuers, the value of each Fund’s shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.
Additional Risks. Securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their tax-exempt securities may be materially affected.
From time to time, proposals have been introduced before Congress which would adversely affect the federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980’s limits the types and amounts of tax-exempt securities issuable for certain purposes, especially industrial development bonds and other types of “private activity” bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Funds and the value of the Funds’ investments could be materially affected by such changes in law, the Trustees would reevaluate each Fund’s investment objective and policies and consider changes in the structure of the Fund or its dissolution.
All of the investments of the Funds will be made in:

(1)	tax-exempt securities which at the time of purchase are rated BB or better by Standard & Poor’s Ratings Group (“S&P”), or Fitch Investors Services, Inc. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality. Not more than one-third of the Fund’s total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

(2)	Notes of issuers having an issue of outstanding tax-exempt securities rated at least A by S&P, Moody’s or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody’s, or unrated notes which are determined to be of comparable quality by the Adviser.

(3)	Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

(4)	Commercial paper which is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody’s, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1. Appendix B contains further information about ratings.
Tax-Exempt Securities. These are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.
Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.
In addition, certain types of “private activity bonds” may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term tax-exempt securities if the interest paid thereon is excluded from gross income for Federal income tax purposes.
The interest income on certain private activity bonds (including the Fund’s distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Funds will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.
Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute tax-exempt securities, but current Federal tax law places substantial limitations on the size of such issues.
Yields. The yields or returns on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of various tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.
The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.
Municipal Bonds. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer’s general unrestricted revenues. Their payment may depend on an appropriation of the issuer’s legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.
“Moral Obligation” Bonds. The Funds do not currently intend to invest in so-called “moral obligation” bonds, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by each Fund. With “moral obligation” bonds, repayment is backed by a moral commitment of an entity other than the issuer.
Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:
Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development (“HUD”) and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.
Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.
Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.
Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.
Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.
Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Ratings As Investment Criteria.
Lower Rated High Yield “High Risk” Debt Obligations. The Funds may invest in high yielding, fixed income securities rated below Baa by Moody’s or BBB by S&P or Fitch or which are unrated but are considered by the Subadviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See “Appendix B” attached hereto.
The values of lower-rated securities and those which are unrated but which are considered by the Subadviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer’s ability to meet its ongoing debt obligations. Although the Subadviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Subadviser will be successful in limiting the Funds’ exposure to the risks associated with lower rated securities. Because the Funds invest in securities in the lower rated categories, the achievement of each Fund’s goals is more dependent on the Subadviser’s ability than would be the case if the Funds were investing in securities in the higher rated categories.
Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.
Risks Associated with Municipal Obligations. If localities and/or authorities in a given state default on their debt obligations, this may in turn negatively affect the marketability and, therefore, the liquidity of such state’s municipal instruments. The credit risk of municipal securities is directly related to a state’s financial condition, and is subject to change rapidly and without notice. The credit ratings of municipal obligations are also affected by the credit ratings of their insurers, which may be and have been negatively affected by adverse economic conditions, such as the recent subprime mortgage crisis. A drop in a municipal obligation’s credit rating may also affect its marketability, which may in turn impact the applicable Fund’s performance. In addition, the inability of bond issuers to market municipal bonds may lead to “failed auctions,” which would reset periodic rates to rates in excess of that which would otherwise prevail in a short-term market. Also, the value of municipal obligations may be difficult to measure in a given economic environment, such as in the present market, since valuation subject to external influences may not reflect the intrinsic, underlying value of a state’s municipal obligations. These events may lower the applicable Fund’s NAV, and the length and severity of such market turbulence may be difficult to determine.
Restricted Securities. The Funds may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933 (“1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Participation Interests. The Funds may invest in Certificates of Participation (COP’s which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of each Fund’s 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.
In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.
Repurchase Agreements. The Funds may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement a Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers”

in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.
The Funds have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Funds could experience delays in liquidating the underlying securities during the period in which the Funds seek to enforce its rights thereto, possible subnormal levels of income and a decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.
Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Funds with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Funds will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because they will reacquire those securities upon effecting their repurchase. The Funds will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Funds will establish separate accounts consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Funds will not purchase additional securities while all borrowings are outstanding. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, the Adviser will monitor the creditworthiness of the banks involved.
Options on Securities and Securities Indices. The Funds may purchase and write (sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Funds may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. A call option on securities written by the Funds obligates the Funds to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Funds obligates the Funds to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Funds of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Funds of the opportunity to profit from a decrease in the market price of the securities to be acquired for their portfolios.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
The Funds may terminate their obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions”.
Purchasing Options. The Funds would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The Funds may also sell call and put options to close out their purchased options.
The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Funds, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Funds’ portfolio securities. Put options may also be purchased by the Funds for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Funds’ portfolio securities. Under certain circumstances, the Funds may not be treated as the tax owner of a security if the Funds have purchased a put option on the same security. If this occurred, the interest on the security would be taxable.
The Funds’ options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Funds are unable to effect a closing purchase transaction with respect to covered options they have written, the Funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Funds are unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Funds’ ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates and securities prices, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging and Other Strategies with Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Funds propose to acquire. When securities prices are falling, the Funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
Each Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of each Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Funds or securities with characteristics similar to those of each Fund’s portfolio securities.
If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Funds’ portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds’ portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds’ portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Funds may take a “long” position by purchasing futures contracts. This would be done, for example, when the Funds anticipate the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Funds may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.
Options on Futures Contracts. The Funds may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds’ assets. By writing a call option, the Funds become obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Funds intend to purchase. However, the Funds becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. Each Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Funds will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Funds are using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities they intend to purchase. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which they expect to purchase. As evidence of their hedging intent, the Funds expect that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Funds to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that the Funds engage in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of each Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in poorer overall performances for the Funds than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Funds’ futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Funds from closing out positions and limiting their losses.
Structured or Hybrid Notes. Each Fund may invest in “structured” or “hybrid” notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund’s loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.
Indexed Securities. Each Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate (“capped floaters”) and leveraged inverse floating rate securities (“inverse floaters”) (up to 10% of the Fund’s total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.
Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities (“IOs”), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.
Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged inverse floating rate securities (“inverse floaters”), principal only debt securities (“POs”) and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.
Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When each Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Funds enter into an agreement to purchase securities on a when-issued or forward commitment basis, the Funds will segregate in a separate account cash or liquid securities equal in value to the respective Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that it owns.
Swaps, Caps, Floors and Collars. As one way of managing their exposure to different types of investments, the Funds may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Funds’ investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Funds’ investments and their share price and yield.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterpart’s ability to perform, and may decline in value if the counterpart’s credit worthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Funds will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Funds’ obligations over their entitlements with respect to swap, cap, collar or floor transactions.
Lending of Securities. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the exclusive borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).
Short-Term Trading and Portfolio Turnover. The Funds may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for a Fund is calculated by dividing the lower of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Funds’ portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in the Prospectus or in “Portfolio Turnover” in this SAI.
SPECIAL RISKS
Since the Funds concentrate their investments in Massachusetts Tax-Exempt Securities and New York Tax-Exempt Securities, respectively, the Funds may be adversely affected by any political, economic or regulatory developments affecting the ability of Massachusetts or New York issuers, respectively, to pay interest or repay principal.
The sections below are only summaries and do not purport to fully describe or predict the various conditions and developments that affect or may affect Massachusetts’ or New York’s financial outlook, respectively. Information in the section is drawn from information available from public sources, including official statements and periodic disclosure related to securities offerings of Massachusetts or New York issuers, as applicable. Such information has not been independently verified by the Funds, although the Funds believe it to be accurate. The information contained herein is subject to change without notice and should not be interpreted as anything other than an overview as of this SAI’s publication date, which may or may not accurately reflect Massachusetts’ or New York’s current fiscal condition at a later date. Any adverse developments with respect to Massachusetts’ or New York’s cash flow or fiscal condition generally may impede the applicable Fund’s performance.
Special Considerations Relating to Massachusetts Tax-Exempt Securities
Despite making steady progress on restoring fiscal balance and continuing to see positive economic indicators, Massachusetts has struggled to resolved the mismatch between spending and revenues that has plagued the Commonwealth’s finances since the fall of 2001. At the end of 2007, total non-farm employment was still down from the prior peak by approximately 62,000 jobs based on annual averages. Although the Commonwealth reported non-farm job growth in 2005 and 2006, the growth pace lagged the national average until 2007. In 2008, average monthly job gains have slowed, although the rate of decline is exceeded by the national average. Service sector job growth has remained relatively strong, offsetting employment losses in the manufacturing and construction sectors. Given the recent slowing in the economy, the Commonwealth’s substantial reserves will help to navigate the downturn. Health care costs, debt and pension costs remain challenges to state finances. In the near term, the Commonwealth’s economy will likely be constrained by low housing affordability, negative migration trends, and continuing turmoil in the financial markets.
The Commonwealth is currently rated Aa2 by Moody’s Investor Services; AA by Standard & Poor’s and AA- by Fitch Ratings, with its outlook described as STABLE by all three services. These credit ratings are subject to change without notice, which may adversely affect Fund performance.
RECENT DEVELOPMENTS
Fiscal 2008-2009
The fiscal 2009 budget signed on July 13, 2008 provided for spending of $28.165 billion and was based upon a tax estimate of $21.402 billion (original consensus revenue estimate of $20.987 billion adjusted for subsequent tax law changes). Based on an analysis of fiscal 2009 year-to-date revenue trends, the Secretary of Administration and Finance advised the Governor in October, 2008 of a probable revenue deficiency of approximately $1.421 billion with respect to fiscal 2009. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenue and $321 million in projected costs not accounted for in the fiscal 2009 budget. Economic forecasts for tfiscal 2009 have been revised sharply downward since mid-September due to the unfolding international financial crisis and its projected impact on the national and state economies. Both economic forecasters used by the Commonwealth in developing its revenue forecasts (Economy.com and Global Insight) assume that the United States is currently in a recession that will last through mid-2009.
The Governor’s plan to close the projected $1.421 billion shortfall included: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues. The Governor’s plan calls for $1.053 billion in spending reductions and controls. Approximately $755 million in reductions are being made to accounts within state agencies under the Governor’s control and through other spending controls. The other spending controls are expected to result in savings of $146 million from deficiencies not being funded, $52 million from pension funding reconciliation and $100 million in pension funding deferrals. The remaining deficiency is being met by voluntary reductions in the budgets of the judiciary, the Legislature, other constitutional offices and district attorneys, which are not subject to the Governor’s authority to reduce spending pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws..
On October 15, 2008, the Governor filed emergency supplemental budget legislation to extend the state pension funding schedule from 2023 to 2025 (permitting a $100 million reduction in the amount to be funded in fiscal 2009), authorize the withdrawal of an additional $200 million from the Stabilization Fund to meet fiscal 2009 obligations, formalize the voluntary spending reductions provided within non-executive accounts, establish tiers of state employee health insurance contributions based on ability to pay, authorize up to $80 million to be spent for emergency snow and ice removal (in excess of previously appropriated amounts) and authorize the Governor to transfer amounts among appropriation line items within certain limits. On October 30, 2008, the Legislature enacted such legislation with some modifications; (an additional $50 million for snow and ice removal and stricter limits on the Governor’s line item transfer authority, and the Legislature did not include the provisions relating to state employee health insurance).
The Legislature’s enacted version would also provide for a two-month tax amnesty program. The Department of Revenue estimates that a limited tax amnesty program would result in $10 million to $20 million of revenue. The Governor has not yet acted on the legislation. In his October 15,

2008 announcement, along with the above proposals, the Governor identified $168 million in additional revenues not previously budgeted for fiscal 2009. The Governor also stated his intent to file additional legislation to consolidate certain agencies, to reform the Commonwealth’s pension system and to dismantle the Massachusetts Turnpike Authority and to reassign its assets and operating responsibilities.
On November 4, 2008, the initiative petition that would have reduced and then eliminated the state personal income tax was defeated by a better than 2-to-1 margin.
The Commonwealth’s September 2, 2008 cash flow reported an actual cash balance on June 30, 2008 of $1.198 billion, approximately $393 million lower than the July 1, 2007 cash balance of $1.591 billion that opened the fiscal year. The Commonwealth’s next cash flow projection is expected to be released on or before December 1, 2008.
Fiscal 2007-2008
The Massachusetts Budget for FY 2008 was approved in July, 2007. The Governor vetoed $40.7 million of appropriations. The budget appropriated $26.771 billion for the fiscal year. As of June 30, 2008, the Commonwealth ended fiscal 2008 with an undesignated budgetary fund balance of $115 million, which includes the statutorily required 0.5% tax revenue carry-forward into fiscal 2008 of $105 million. For fiscal 2008, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.119 billion. The year closed with additional reserve fund balances of $171.5 million, $25 million of which is commonly known as “consolidated net surplus” and is dedicated to the Massachusetts Life Sciences Investment Fund under the fiscal 2009 budget. The total ending fund balance in the budgeted operating funds was approximately $2.406 billion.
In October 2008, the Governor approved legislation to allow the Comptroller to address timing discrepancies in the receipt of federal reimbursements owed to the Commonwealth for fiscal 2008. Accordingly, the legislation authorizes the Comptroller to use those federal reimbursements in fiscal 2009, to make needed transfers to the Stabilization Fund and the State Lottery Fund, as the Legislature and Governor intended for fiscal 2008. The legislation also provides the Comptroller with discretion to adjust the timing of these transfers to minimize the impact on the Commonwealth’s cash flow.
Other Considerations
As described in the summary above, the Massachusetts Tax-Free Income Fund’s investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting Massachusetts issuers. In the view of the Adviser, it is impossible to predict state or local governments’ ability to pay the interest on, or repay the principal of, their obligations. For example, any pending litigation or other actions that may impact the Commonwealth’s budgetary obligations may affect state and local governments’ ability to meet their debt obligations, or otherwise adversely affect the Commonwealth’s financial condition.
If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Massachusetts Tax-Free Income Fund, its NAV, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.
Special Considerations Relating to New York Tax-Exempt Securities
The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the “State” or “New York State”) certain of its authorities and New York City (the “City” or “New

York City”) as publicly available on the date of this SAI. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State’s Authorities. New York State’s experience has been that if New York City or any other major political subdivision or any of the State’s Authorities suffers serious financial difficulty, the ability of New York State, New York State’s political subdivisions (including New York City) and the State’s Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40% of New York State’s population and tax receipts, so New York City’s financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State’s Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities (“New York Tax-Exempt Bonds”) could be adversely affected. This would have an adverse effect on the asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.
Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to New York State. Authorities may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.
Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.
Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State’s ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City’s inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.
Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State’s localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State’s ability to maintain a balanced budget.
Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.
Certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, and the City of Troy commencing in 1995, under an appointed control board in response to fiscal crises encountered by these municipalities.
NEW YORK STATE
Overview
New York State’s economy had rebounded in recent years, allowing the state to make progress on rebuilding budget reserves. Beginning in FY 2005, the state was able to close the next 4 fiscal years with a positive General Fund balance. However, the state is currently projecting a $1.5 billion budgetary imbalance for FY 2009, with substantial projected budget caps anticipated in future years.
The State of New York is currently rated Aa3 by Moody’s Investor Services; AA by Standard & Poor’s and AA- by Fitch Ratings, with its outlook described as STABLE by all three services. These credit ratings are subject to change without notice, which may adversely affect Fund performance.
EXTRACTIONS FROM THE 2008-2009 MID-YEAR
NEW YORK STATE DIVISION OF BUDGET UPDATE
Prior to the extraordinary economic events of September 2008, the State had taken a series of steps during the current fiscal year to respond to a weakening economy and deteriorating outlook for the State’s financial services industry. At the time, the Division of Budget (DOB) warned that “the nation’s economic troubles are severe and widespread [and] important financial institutions face a crisis of confidence among investors and the general public.”
Recent Market Events and Impact on State
A wave of unprecedented financial sector shocks occurred in September and October 2008, transforming an economic downturn that began last year into a global financial crisis. The credit markets seized up, with banks refusing to lend to one another. Wall Street’s large independent investment banks disappeared altogether. A long period marked by growing financial leverage, increased risktaking, falling credit standards, and excessive deregulation appears to have come to an end. In DOB’s view, the economic damage from the global financial crisis will be severe and long-lasting.
At the national level, the U.S. economy is expected to contract by 0.1 percent in 2009, following growth of 1.4 percent in 2008. Gross Domestic Product is expected to decline for three consecutive quarters, starting in the third quarter of 2008, a performance not seen since the recession of the mid-1970s. Relatively weak growth in both real household consumption and private sector investment is expected through the end of 2009, and is substantially weaker than the performance projected in the First Quarterly Update. The pace of job losses is likely to accelerate, with the U.S. unemployment rate estimated to average 6.7 percent in 2009, following 5.7 percent in 2008.

In New York, the State’s financial services sector, one of the principal sources of State tax revenues, will be gravely impacted. Layoffs in this sector alone are now expected to total approximately 45,000. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. DOB now estimates that finance and insurance sector bonuses will fall 43 percent for the 2008-09 bonus season and another 21 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11th. Declining employment and bonuses will have negative implications for overall income growth as well. NYS wages are now projected to fall 1.8 percent in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.
Beyond Wall Street, DOB is forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. Statewide employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to decline 1.7 percent, following growth of 0.2 percent for both total and private employment for 2008 (see “Economic Forecast” herein).
Financial Plan Impact
The State’s financial position will be severely affected by the global crisis. In the current year, DOB now projects a General Fund budget gap of $1.5 billion, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update. In addition, adverse market conditions have disrupted plans to convert GHI/HIP to a for-profit company and to sell certain surplus State properties, reducing expected resources by another $384 million in the current year. These costs are expected to be offset in part by $427 million in savings measures to improve the State’s operating margins that were approved by the Governor and Legislature in August 2008, $120 million in additional revenue expected from the sale of development rights at Aqueduct Racetrack, and $26 million in other savings based on a review of updated information.
The projected budget gaps for 2009-10 and future years have also increased substantially. DOB now projects a General Fund budget gap of $12.5 billion in 2009-10, an increase of $6.2 billion from the First Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State’s tax base. The increase in the 2009-10 gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions.
From 2008-09 to 2009-10, General Fund receipts are now projected to decline by nearly $3.1 billion, a decrease of 5.8 percent. General Fund disbursements are expected to grow by nearly $6.7 billion, an increase of 11.9 percent. In addition, the level of planned reserves available to finance operations declined by $1 billion.
At the Governor’s request, the Legislature convened a special session on November 18, 2008 to consider options to close the current-year shortfall and help reduce the gaps in future years. However, the Legislature was unable to produce any successful budget legislation. The next session has now been called for December 15, 2008, one day before the Governor delivers his proposed balanced Executive Budget for 2009-10 to the Legislature. Reflecting the Governor’s urgency, the executive Budget will be delivered one month early. The early submission is intended to stimulate prompt action in achieving a balanced enacted budget for 2009-10 in advance of April 1, 2009, the start of the new fiscal year, and provide an opportunity to address any remaining shortfall in the current year, as necessary. The Mid-Year Financial Plan does not count on any increases in Federal assistance, but the Governor continues to lobby for a Federal stimulus package that would provide direct fiscal relief to the states. DOB expects the State to end the current fiscal year with $1.2 billion in rainy day reserves, which it does not plan to use to address the current shortfall.
The Updated Financial Plan projects that the General Fund will end the 2008- 09 fiscal year with a balance of $1.6 billion, $145 million below the First Quarterly Update and $1.1 billion lower than the closing balance from 2007-08. The estimate for 2008-09 assumes the successful enactment of special session savings or administrative actions, or both. Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State is now expected to exceed the debt outstanding cap in 2012-13 by over $800 million. The State expects to propose actions in the 2009-10 Executive Budget in order to stay within the statutory limitations.
The Mid-Year Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels.
There can be no assurance that (a) legislative or administrative actions will be sufficient to eliminate the current-year shortfall without the use of existing reserves, (b) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (c) the gaps projected for future years will not increase materially from the projections set forth herein.
Summary of FY 2007-08 Results
Reflecting the economic decline on Wall Street that began in mid 2007, FY 2008 revenues in 2008 (fiscal year ended March 31, 2008) were lower than budgeted. Final All Funds revenues were $4.1 billion off projections; tax collections were $1.1 billion less than anticipated, while business taxes ran $688 million below projections. The state was able to restrain spending, with expenses coming in $4.6 billion below Enacted Budget projections.
Local assistance was $2.5 billion below budget, and capital projects spending was $1.7 billion below budget. In the General Fund, declines in revenues were offset by a decline in the projected growth of Medicaid spending. Reserves were also used to offset declines in revenues. Total General Fund reserves declined from fiscal year end 2007 to fiscal year end 2008 by $291 million to $2.75 billion. The state closed FY 2008 with a General Fund Balance of $3.9 billion.
Other Considerations
As described in the summary above, the New York Tax-Free Income Fund’s investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting New York issuers. In the view of the Adviser, it is impossible to predict state or local governments’ ability to pay the interest on, or repay the principal of, their obligations. For example, any pending litigation or other actions that may impact the State’s budgetary obligations may affect state and local governments’ ability to meet their debt obligations, or otherwise adversely affect the State’s financial condition.
If either New York or any of its local governmental entities is unable to meet its financial obligations, the income derived by the New York Tax-Free Income Fund, its NAV, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.
INVESTMENT RESTRICTIONS:
Fundamental Investment Restrictions. The fundamental investment restrictions will not be changed for the Funds without the approval of a majority of the respective Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the respective Fund’s outstanding shares.
Each Fund may not:
(1)	Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund’s investment policies, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2)	Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

(3)	Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund’s total assets taken at market value.

(4)	Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund may also participate as part of a group in bidding for the purchase of Tax- Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

(5)	Purchase or sell real estate or any interest therein, but this restriction shall not prevent the Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

(6)	Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund’s investment policies in an amount up to 33 1/3% of the Fund’s total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(8)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

(9)	Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.
Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:
Each Fund may not:
(1)	Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(2)	Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Funds have the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(3)	Purchase a security if, as a result, (i) more than 10% of the Funds’ total assets would be invested in the securities of other investment companies, (ii) the Funds would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Funds’ total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Funds in connection with lending the Funds’ portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Funds may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4)	invest more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of each Fund’s assets will not be considered a violation of the restriction.
PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the funds’ securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rate for the Funds for the fiscal years ended August 31, 2007 and August 31, 2008 were as follows:

Fund	2007	2008
Massachusetts Tax Free Income Fund	25%	22%
New York Tax-Free Income Fund	17%	25%
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees of John Hancock Funds (“JHF”) has adopted a Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of JHF and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund’s subadvisers, principal underwriter or affiliated persons of a fund’s Adviser or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of the Funds, and to all third party service providers and rating agencies.
The Trust posts on the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition, number of holdings; bond fund duration. The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund thirty (30) days after each calendar month end. The Funds also disclose their complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Trust’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Trust’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of the Funds’ portfolio holdings with their annual and semi-annual reports.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Funds to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s,

S&P, Morningstar and Lipper; or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); Charles River (holdings and securities details, daily); and DST (NAVs, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.
The receipt of compensation by the Funds, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
THOSE RESPONSIBLE FOR MANAGEMENT
The business of the Funds is managed by its Trustees, including certain Trustees who are ot “interested persons” (as defined by the 1940 Act) of the Funds or the Trust (the Independent Trustees”) who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers and Directors of the Funds’ principal distributor, John Hancock Funds, LLC (“John Hancock Funds” or the “Distributor”).

Number of
John
Hancock
	Position(s)	Trustee/		Funds
Name, Address(1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Age	Fund	since(2)	Directorships During Past 5 Years	Trustee
Independent Trustees
William H. Cunningham Born: 1944	Trustee	1989	Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of bio-pharmaceuticals) (since 2000) and Viasystems, Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank — Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).	50

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.

				Number of
				John Hancock
	Position(s)	Trustee/		Funds
Name, Address(1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Age	Fund	since(2)	Directorships During Past 5 Years	Trustee
Independent Trustees
Deborah C. Jackson (1952)	Trustee	2008	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	50

Charles L. Ladner Born: 1938	Trustee	1994	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution)(until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2007).	50

Stanley Martin (1947)	Trustee	2008	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004-2006); Executive Vice President/Consultant, HSBC Bank USA (2000-2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998-2000); Partner, KPMG LLP (1971-1998).	50

John A. Moore Born: 1939	Trustee	2005	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research)(until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting)(since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).	50

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.

				Number of
				John Hancock
	Position(s)	Trustee/		Funds
Name, Address(1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Age	Fund	since(2)	Directorships During Past 5 Years	Trustee
Independent Trustees
Patti McGill Peterson Born: 1943	Trustee	2005	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	50

Steven R. Pruchansky Born: 1944	Trustee	1994	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	50

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.

Number of
John Hancock
	Position(s)	Trustee/		Funds
Name, Address(1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Age	Fund	since(2)	Directorships During Past 5 Years	Trustee
Non-Independent Trustee
James R. Boyle (3) Born: 1959	Trustee	2005	Executive Vice President, Manulife Financial (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President , John Hancock Life Insurance Company (“JHLICO”) (since 2004); Chairman and Director, the Adviser, The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004).	267

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3)	Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

	Position(s)
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other Directorships During
And Age	Fund	since	Past 5 Years
Principal Officers who are not Trustees
Keith F. Hartstein Born: 1956	President and Chief Executive Officer	2005	Senior Vice President, Manulife Financial (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds (since 2005); Director, MFC Global (U.S. (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Director, President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and John Hancock Trust (“JHT”) (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer	2006	Vice President and Counsel for JHLICO (U.S.A.)(since 2006); Secretary and Chief Legal Officer, JHF, JHF II and JHT (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

(1)	Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

	Position(s)
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other Directorships During
And Age	Fund	since	Past 5 Years
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer	2005	Vice President and Chief Compliance Officer, JHIMS, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, JHF. JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon M. Shone Born: 1956	Treasurer	2006	Senior Vice President, JHLICO (U.S.A.) (since 2001); Treasurer, JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003-2005); Vice President, JHIMS and the Adviser (since 2006), The Manufacturers Life Insurance Company (U.S.A.) (1998-2000.

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

	Position(s)
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other Directorships During
And Age	Fund	since	Past 5 Years
John G. Vrysen Born: 1955	Chief Operating Officer	2005	Senior Vice President, Manulife Financial (since 2006); Senior Vice President, JHILCO (since 2004); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds (since 2007); Director, Executive Vice President and Chief Operating Officer, JHIMS (since 2007); Chief Operating Officer, JHF, JHF II, JHF III and JHT (since 2007); Director, Executive Vice President, and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds (2005-2007); Director, Executive Vice President and Chief Financial Officer, JHIMS ( 2005-2007), Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005-2007); Director, Signature Services (since 2005); Chief Financial Officer, JHF, JHF II, JHF III and JHT (2005-2007 ); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (2004-2005); Vice President, Operations, Manulife Wood Logan (2000-2004).

Charles A. Rizzo 1957	Chief Financial Officer	2007	Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007-); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Board currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees.
The Audit and Compliance Committee members are Messrs. Ladner, Martin and Moore and Ms. McGill Peterson. All of the members of the Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Committee held five meetings during the fiscal year ended August 31, 2008.
The Governance Committee members are all of the Independent trustees. The Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee’s business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Committee held two meetings during the fiscal year ended August 31, 2008.
As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy these criteria, the Trust anticipate that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.
Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Funds’ proxy card. If the Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.
Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Trust.
The Contracts/Operations Committee members are Messrs. Carlin, Cunningham and Pruchansky. The Committee oversees the initiation, operation, and renewal of contracts between the Funds and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Committee held four meetings during the fiscal year ended August 31, 2008.
The Investment Performance Committee members are all of the Independent Trustees. The Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended August 31, 2008.
The following table provides a dollar range indicating each Trustee’s ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2007.

	Dollar Range of Fund Shares Owned		Aggregate Dollar Range of
	by Trustee (1)		holdings in John Hancock
Name of Trustee	MA Tax-Free	NY Tax-Free	funds overseen by Trustee (1)
Independent Trustees
James F. Carlin	$1 - $10,000	None	Over $100,000
William H. Cunningham	None	None	Over $100,000
Deborah C. Jackson(2)	None	None	None
Charles L. Ladner	None	None	Over $100,000
Stanley Martin(2)	None	None	None
Dr. John A. Moore	None	None	Over $100,000
Patti McGill Peterson	None	$1-$10,000	Over $100,000
Steven R. Pruchansky	None	None	Over $100,000
Non-Independent Trustee
James R. Boyle	None	None	$ 10,001-$50,000

(1)	The Funds do not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon performance of such investments. . The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this column. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders.

(2)	Mr. Martin was appointed by the Board as a Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Funds for their services.

			Total Compensation From
	Aggregate Compensation		the Fund and John
	from the Fund (1)		Hancock Fund Complex to
	MA Tax-Free	NY Tax-Free	Trustees (2)
Independent Trustees
James F. Carlin	$731	$371	$145,250
William H. Cunningham*	529	269	$145,250
Deborah C. Jackson**	None	None	None
Charles L. Ladner*	529	269	$146,000
Stanley Martin**	None	None	None
Dr. John A. Moore*	674	342	$181,000
Patti McGill Peterson*	529	269	$151,000
Steven R. Pruchansky*	702	355	$180,250

(1)	Compensation is for the fiscal year ended August 31, 2008.

(2)	Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2007. As of this date, Messrs. Carlin, Ladner,Moore and Pruchansky and Ms. Peterson oversaw forty-nine funds in the John Hancock Fund Complex.

*	As of December 31, 2007, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Cunningham was $240,195, for Mr. Ladner was $89,569, for Dr. Moore was $363,016, for Ms. McGill Peterson was $94,066 and for Mr. Pruchansky was $388,329 under the Plan.

+	** Mr. Martin was appointed by the Board as a Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Massachusetts Tax-Free Income Fund
As of December 1, 2008, the officers and Trustees of the Funds as a group, beneficially owned less than 1% of the outstanding shares of the Funds. As of that date, to the Funds’ knowledge, the following shareholders beneficially owned 5% or more of the outstanding shares of each Class of the Funds:

Name and Address of Owners of More
than 5% of Shares	Class A	Class B	Class C
MLPF&S For The Sole	9.71%	18.55%	24.28%
Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484

CO FBO	5.10%
MSB FBO Harold Brown 39 Brighton Ave Allston MA 02134-2301
New York Tax-Free Income Fund

Name and Address of Owners of More
than 5% of Shares	Class A	Class B	Class C
MLPF&S For The	—	7.54%	15.66%
Sole Benefit of Its Customers Attn: Fund Administration 4800 Deerlake Drive East 2nd Floor Jacksonville FL 32246-6484

Citigroup Global Markets, Inc.	8.12%	5.78%	—
Attn: Cindy Tempesta 7th Floor 333 West 34th Street New York NY 1001-2402

Stiefel Nicolaus & Co Inc. FBO	—	—	14.61%
Jane Schwartz Stein 501 N. Broadway St. Louis, MO 63102-2131

UBS Financial Services, Inc.	—	—	5.67%
Lois R. Segal & Ben Ziskin TTEES for Sonya J. Siegal Credit Shelter Tr UAD 6/25/92 3 Highland Road Amsterdam, NY 12010-2501

NFS LLC FBO	—	7.81%	—
Theresa Giammarinaro 571 Muncy Road West Islip, NY 11795-1813

Name and Address of Owners of More
than 5% of Shares	Class A	Class B	Class C
NFS LLC FEBO	—	—	5.85%
Joan Rachlin TOD Beneficiary On File 13605 SW 104th CT. Miami FL 33176-6622
INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $21 billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of September 30, 2008. Additional information about the Adviser can be found on the website: www.jhfunds.com.
The Subadviser, MFC Global (U.S.) located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of September 30, 2008 had approximately $25 billion in assets under management. The Subadviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial).
SubadviserThe Adviser serves as investment adviser to the Funds and isresponsible for the supervision of MFC Global (U.S.)’s services to the Funds.
Each Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser which was approved by the Funds’ shareholders on July 1, 1996. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Subadviser, will: (a) furnish continuously an investment program for each Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of each Fund’s operations except those which are delegated to a custodian, transfer agent or other agent.
The Adviser and each of the Funds have entered into Sub-Advisory Agreements with the Subadviser under which the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Funds and the composition of each Fund’s portfolio and furnishing the Funds with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to each Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of each Fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets	Annual Rate
First $250 million	0.500%
Next $250 million	0.450%
Next $500 million	0.425%
Next $250 million	0.400%
Amounts over $1,250,000,000	0.300%
From time to time, the Adviser may reduce its fee or make other arrangements to limit the Funds’ expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, each Fund’s actual expenses at year end fall below this limit.
For the Massachusetts Tax-Free Income Fund, for the fiscal years ended August 31, 2006, 2007 and 2008, the advisory fee paid to the Fund’s Adviser amounted to $515,873, $523,770 and $547,982, respectively.
For the New York Tax-Free Income Fund, for the fiscal years ended August 31, 2006, 2007 and 2008, the advisory fee paid to the Fund’s Adviser amounted to $310,313, $290,142 and $270,335, respectively.
As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Funds) pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of each Fund as follows:

Average Daily Net Assets	Annual Rate
First $250 million	0.200%
Next $250 million	0.200%
Next $500 million	0.150%
Next $250 million	0.150%
Amounts over $1,250,000,000	0.150%
Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for the purchase or sale of securities by the Adviser or Subadviser for the Funds for other funds or clients, for which the Adviser or Subadviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.
Under the Advisory Agreements, the Funds may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, each Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the “Life Company”) may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the respective Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Subadviser, principal underwriter and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.
Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides each Fund with certain tax, accounting and legal services.
For the fiscal years ended August 31, 2006, 2007 and 2008, the Massachusetts Tax-Free Income Fund paid the Adviser $20,556, $12,662 and $12,632, respectively, for services under this Agreement. For the fiscal years ended August 31, 2006, 2007 and 2008, the New York Tax-Free Income Fund paid the Adviser $12,534, $7,045 and $5,595, respectively, for services under this Agreement.
Advisers and Subadvisers — Other Business Relationships. A description of business relationships among the Adviser, the Subadviser, JHIMS1, other John Hancock Funds’ subadvisers and Manulife Financial Corporation’s (“Manulife”) affiliates is below:
Business Arrangement between JHIMS and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). As a part of the overall business arrangement between JHIMS and GMO under which JHIMS has obtained exclusive rights to certain GMO investment management services for up to five years, JHIMS has agreed that under certain circumstances it (and not JHF II2, JHF III3 or JHT4 or a particular fund) will pay to GMO a specified amount (up to $25 million if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness.

JHIMS has also agreed that, subject to its fiduciary duties as an investment adviser to each fund and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Neither JHF III, JHT nor JHF II is a party to any of these arrangements, and they are not binding upon JHF III, JHT, JHF II, the funds subadvised by GMO or the Board of Trustees of JHF III/JHT/JHF II. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect.
Independence Investment LLC (“Independence”) Business Arrangement. On May 31, 2006 a subsidiary of Manulife entered into an agreement with the parent of Convergent Capital Management (“Convergent”) pursuant to which substantially all of the assets of Independence, a subsidiary of Manulife, were transferred to a newly formed subsidiary (“New Independence”) of Convergent (the “Transaction”). Prior to the closing of the Transaction, Independence was the subadviser to the Small Cap Trust, a series of John Hancock Trust, and the Small Cap Fund, a series of JHF II and of John Hancock Equity Trust (collectively, the “Funds”) and at the closing of the Transaction New Independence became the subadviser to the Funds.
The Transaction was structured as a sale of assets. At closing Convergent paid Manulife approximately $25 million (subject to adjustment). In addition, Convergent will also make contingent payments to Manulife on certain anniversary dates of the closing if the revenue received by New Independence from the management of proprietary accounts of Manulife and its affiliates or accounts for which Manulife or its affiliates act as investment adviser meet certain revenue targets. Consequently, while the contingent payments are not dependent upon the approval or continuation of the subadvisory agreements with respect to any of the Funds, the revenues earned by New Independence as a result of its subadvisory relationship with respect to the Funds would count towards the revenue target necessary to earn the contingent payments. The maximum amount of contingent payments is $10 million. Nothing in the agreement between Manulife and Convergent imposes any limitations upon the rights of JHIMS to recommend termination of the New Independence Subadvisory Agreements.
Pzena Investment Management, LLC (“Pzena”) Agreement for the JHF III Classic Value Mega Cap Fund. JHIMS and Pzena have entered into an agreement regarding the Classic Value Mega Cap Fund, a JHF III fund, under which Pzena has agreed not to serve as investment adviser (including subadviser) to another investment company managed in a style similar to the Class Value Mega Cap Fund for a certain period of time. In the event Pzena should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Classic Value Mega Cap Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.
Epoch Investment Partners, Inc. (“EPOCH”) Agreement for the JHF III Global Shareholder Yield Fund. JHIMS and EPOCH have entered into an agreement regarding the Global Shareholder Yield Fund, a JHF III fund, under which EPOCH has agreed not to serve as investment adviser (including subadviser) to another investment company managed in a style similar to the Global Shareholder Yield Fund for a certain period of time. In the event EPOCH should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Global Shareholder Yield Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.
Advisory and Sub-Advisory Relationships with Other Funds. JHIMS is also the investment adviser for all of the series of John Hancock Funds II (“JHF II”) and John Hancock Trust (“JHT”).

The following John Hancock Funds’ (JHF5) subadvisers are also subadvisers to JHF II and JHT:
1.	Sustainable Growth Advisers, LP is the subadviser to the U.S. Global Leaders Growth Fund/Trust.

2.	Pzena is the subadviser to the Classic Value Fund/Trust, Classic Value Fund II, International Classic Value and Classic Value Mega Cap Funds.

3.	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) is the subadviser to the 500 Index Trust, 500 Index Trust B, Absolute Return Portfolio/Trust, American Diversified Growth & Income Portfolio/Trust, American Fundamental Holdings Portfolio/Trust, American Global Diversification Portfolio/Trust, Franklin Templeton Founding Allocation Trust, Index 500 Fund, Index Allocation Trust, Lifecycle Portfolios, Lifestyle Portfolios/Trusts, Mid Cap Index Fund/Trust, Money Market Fund/Trust, Money Market Trust B, Optimized Value Fund/Trust, Optimized All Cap Fund/Trust, Pacific Rim Trust, Retirement Distribution Portfolio, Retirement Rising Distribution Portfolio, Small Cap Index Fund/Trust and Total Stock Market Index Fund/Trust.

4.	MFC Global (U.S.), LLC (“MFC Global (U.S.)) is the subadviser to the Active Bond Fund/Trust, Global Small Cap Opportunities Fund, Emerging Growth Fund/Trust, High Income Fund/Trust, Leveraged Companies Fund, Small Cap Intrinsic Value Fund/Trust and Strategic Income Fund/Trust,

5.	GMO is the subadviser to the Growth Fund/Trust, Growth Opportunities Fund/Trust, International Core Fund/Trust, International Growth Fund/Trust, Intrinsic Value Fund/Trust, Managed Fund/Trust, U.S. Multi Sector Fund/Trust, Value Opportunities Fund/Trust and U. S. Core Fund/Trust.

6.	Independence is the subadviser to the Small Cap Fund/Trust.

7.	Deutsche Investment Management Americas Inc. (“Deutsche”) is the subadviser consultant to Lifestyle Portfolios/Trust, Lifecycle Portfolios.
John Hancock Freedom 529. The John Hancock Freedom 529 is a national multimanaged Section 529 education savings plan. Several of the portfolios offered by John Hancock Freedom 529 are managed by JHA and Pzena is the subadviser.
John Hancock Private Client Group. MFC Global (U.S.) provides investment advisory services to the John Hancock Private Client Group which services separately managed accounts sponsored by broker dealers.
Management of John Hancock/Manulife Assets. Several of the affiliated subadvisers such as MFC Global (U.S.A.) and MFC Global (U.S.) provide investment advisory services to John Hancock/Manulife for “on balance sheet assets.”
Affiliates of Subadvisers That Distribute John Hancock Products. Affiliates of the following John Hancock Funds subadvisers also distribute other John Hancock products:
1.	Deutsche (Alex Brown and Scudder)

2.	Independence (City National)

3.	John Hancock Financial Network (affiliate of JHIMS, MFC Global (U.S.) and MFC Global (U.S.A.))

1	John Hancock Investment Management Services, LLP (JHIMS), a registered investment adviser.

2	John Hancock Funds II (JHF II), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940;

3	John Hancock Funds III (JHF III), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940;

4	John Hancock Trust (JHT), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940; and

5	John Hancock Funds (JHF), consists of fifteen Massachusetts business trusts organized under the laws of The Commonwealth of Massachusetts and are open-end investment management companies registered under the Investment Company Act of 1940; and includes nine closed-end investment management companies
Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser’s proxy voting policies and procedures. A Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix D to this SAI.
It is possible that conflicts of interest could arise for a Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event a Subadviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadvisers proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the portfolios it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.
Massachusetts Tax-Free Income Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Dianne M. Sales, CFA	Other Registered Investment Companies: Four (4) funds with total assets of approximately $938 million.

Other Pooled Investment Vehicles: None

Other Accounts: None

Frank A. Lucibella, CFA	Other Registered Investment Companies: Four (4) funds with total assets of approximately $938 million.

Other Pooled Investment Vehicles: None

Other Accounts: None
New York Tax-Free Income Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Dianne M. Sales, CFA	Other Registered Investment Companies: Four (4) funds with total assets of approximately $1.0 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

Frank A. Lucibella, CFA	Other Registered Investment Companies: Four (4) funds with total assets of approximately $1.0 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None
The Adviser and Subadviser do not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Funds as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser and Subadviser have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

-	Investment Performance: The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

-	The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser.

-	Non-Investment Performance: The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.
The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.
While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.
Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Range of Beneficial Ownership
Portfolio Manager	MA Tax-Free Income Fund	NY Tax-Free Income Fund
Dianne M. Sales, CFA	C	A
Frank A. Lucibella, CFA	C	A
DISTRIBUTION CONTRACTS
The Funds have a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with John Hancock Funds.

These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of the Funds’ shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.
Affiliated Underwriting Transactions by the Subadviser. The Funds have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participates. These procedures prohibit the Funds from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.
Massachusetts Tax-Free Income Fund
Total underwriting commissions (sales charges) for sales of the Fund’s Class A shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $162,478, $107,778 and $216,851, respectively. Of such amounts $20,660, $14,560 and $29,509, were retained by John Hancock Funds for the fiscal years ended May 31, 2006, 2007 and 2008, respectively. Total underwriting commissions (sales charges) for sales of the Fund’s Class A shares paid to Signator Investors, Inc., an affiliate broker-dealer, for the fiscal years ended May 31, 2006, 2007 and 2008 were $13,221, $6,010 and $7,725, respectively.
The total and retained underwriting commissions (sales charges) for sales of the Fund’s Class B shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $20,667, $23,018 and $25,149, respectively. Total and retained underwriting commissions (sales charge) for sales of the Fund’s Class C shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $209, $1,708, $898, respectively.
New York Tax-Free Income Fund
Total underwriting commissions (sales charges) for sales of the Fund’s Class A shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $42,712, $42,385 and $82,573, respectively. Of such amounts $4,134, $5,434 and $10,757 were retained by John Hancock Funds for the fiscal years ended May 31, 2006, 2007 and 2008, respectively. Total underwriting commissions (sales charges) for sales of the Fund’s Class A shares paid to Signator Investors, Inc., an affiliate broker-dealer, for the fiscal years ended May 31, 2006, 2007 and 2008 were $4,217, $8,379 and $10,226, respectively.
The total and retained underwriting commissions (sales charges) for sales of the Fund’s Class B shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $20,944, 23,926 and $6,351, respectively. Total and retained underwriting commissions (sales charge) for sales of the Fund’s Class C shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $39.00, $1.00 and $5.00, respectively.
The Funds’ Trustees adopted Distribution Plans with respect to each class of shares (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares of the Funds’ average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of each Fund’s average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of the Funds’ shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of the Funds’ shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds, LLC is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under the Class B or Class C as a liability of the Funds because the Trustees may terminate Class B and/or Class C at any time with no additional liability for these expenses to the shareholders and the Funds.
For the Massachusetts Tax-Free Income Fund, for the fiscal period August 31, 2008 an aggregate of $612,473 Distribution Expenses or 5.52% of the average net assets of the Fund’s Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended August 31, 2008, an aggregate of $160,297 Distribution Expenses or 1.42% of the average net assets of the Fund’s Class C shares of the Fund were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.
For the New York Tax-Free Income Fund, for the fiscal year ended August 31, 2008, an aggregate of $538,486 of distribution expenses or 5.86% of the average net assets of the Fund’s Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2008, an aggregate of $101,642 distribution expenses or 3.09% of the average net assets of the Fund’s Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.
The Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans.
Pursuant to the Plans, at least quarterly, John Hancock Funds provides each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.
The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of each Fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of each class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B, Class C have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of each Fund.
Amounts paid to John Hancock Funds by any class of shares, will not be used to pay the expenses incurred with respect to any other class of shares, provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Funds may participate in joint distribution activities with other funds and the costs of those activities will be borne by the Funds in proportion to their relative NAVs.
During the fiscal year ended August 31, 2008, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for each Fund.
Expense Items
Massachusetts Tax-Free Income Fund

		Printing and
		Mailing of		Expenses of	Interest
		Prospectus to	Compensation	John	Carrying or
		New	to Selling	Hancock	Other Finance
	Advertising	Shareholders	Firms	Funds	Charges
Class A	$9,125	$1,479	$75,240	$177,171	$-0-
Class B	$1,133	$490	$54,757	$53,096	$-0-
Class C	$1,889	$309	$66,744	$40,828	$-0-
Expense Items
New York Tax-Free Income Fund

		Printing and
		Mailing of		Expenses of	Interest
		Prospectus to	Compensation	John	Carrying or
		New	to Selling	Hancock	Other Finance
	Advertising	Shareholders	Firms	Funds	Charges
Class A	$1,862	$526	$34,708	$88,213	$-0-
Class B	$1,511	$262	$38,732	$51,161	$-0-
Class C	$465	$131	$8,671	$22,039	$-0-
SALES COMPENSATION
As part of their business strategies, the Fund, along with The Distributor, pays compensation to Selling Firms that sell the Funds’ shares. These firms typically pass along a portion of this compensation to your broker or financial representative.
The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund’s assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the “Distribution Contracts” and “Deferred Sales Charge on Class B and Class C Shares” in this SAI. The portions of these expenses that are paid to Selling Firms are shown in the “First Year Brokerage or Other Selling Firm Compensation Chart”.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Funds, the Selling Firm receives a reallowance/payment/commission as described in the “First Year Brokerage or Other Selling Firm Compensation” chart. The Selling Firm also receives the first year’s 12b-1 service fee at this time.
Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of the Funds, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code, as amended, which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds [0.15% for the John Hancock Money Market Fund] under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which paid by the Funds, the Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds’ efforts to promote the sale of the Funds’ shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor’s promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.
As of September 30, 2008, the following member firms of the FINRA have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:
1st Global Capital Corp.
A.G. Edwards & Sons, Inc.

AIG — Advantage Capital Corporation
AIG — AIG Financial Advisors, Inc.
AIG — American General Securities
AIG — FSC Securities Corporation
AIG — Royal Alliance Associates, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC.
Banc of America Securities LLC
Cambridge Investment Research
Centaurus Financial
Charles Schwab
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
DA Davidson & Co
E*Trade Clearing, LLC
Ferris Baker Watts
Fidelity Investments
First Tennessee
Geneos Wealth Management
Girard Securities
H.D. Vest Investment Services
Harbour Investments, Inc.
ING — Financial Network Investment Corp.
ING — ING Financial Partners
ING — Multi-Financial Securities Corporation
ING — PrimeVest Financial Services, Inc.
InterSecurities Inc
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corp
J.J.B. Hilliard, W.L. Lyons, Inc
Janney Montgomery Scott, LLC
John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL — Associated Securities Corporation
LPL — Linsco/Private Ledger Corporation
LPL — Mutual Service Corporation
LPL — Uvest Financial Services Group, Inc.
LPL — Waterstone
Merrill Lynch, Pierce, Fenner & Smith, Inc
Morgan Stanley & Co., Inc.
NFP Securities
NPH — Invest Financial Corporation
NPH — Investment Center of America, Inc.
NPH — National Planning Corp
NPH — SII Investments, Inc.
Oppenheimer & Co. , Inc.
Raymond James Associates/Financial Services

RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
TD Ameritrade
The Huntington Investment, Co.
The Investment Center
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wachovia Securities LLC
Wells Fargo Investments, LLC
John Hancock Funds also has arrangements with intermediaries that are not members of FINRA. Other firms, which are not members of FINRA, also may receive revenue sharing payments.
Regular Broker Dealers. The tables below present information regarding the securities of the Funds’ regular broker dealers (or the parent of the regular broker-dealers) that were held by the Funds as of the fiscal year ended August 31, 2008:
Massachusetts Tax-Free Income Fund

Regular Broker Dealer	Holdings ($000s)
Barclays Bank PLC	90
New York Tax-Free Income Fund
Regular Broker Dealers. The table below presents information regarding the securities of the Fund’s regular broker dealers (or the parent of the regular broker-dealers) that were held by the Fund as of the fiscal year ended August 31, 2008:

Regular Broker Dealer	Holdings ($000s)
Barclays Bank PLC	143
Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor’s marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your a firm with an incentive to favor the funds.
The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.
First Year Broker or Other Selling Firm Compensation

	Investor pays			Total Selling
	sales charge	Selling Firm	Selling Firm	Firm
	(% of offering	receives	receives 12b-1	Compensation
	price) (1)	commission (2)	service fee (3)	(4)(5)
Class A investments
Up to $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.75%	3.01%	0.25%	3.25%
$250,000 - $499,999	3.00%	2.26%	0.25%	2.50%
$500,000 - $999,999	2.00%	1.51%	0.25%	1.75%

Investments of Class A shares of $1 million or more

First $1M - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

	Investor pays			Total Selling
	sales charge	Selling Firm	Selling Firm	Firm
	(% of offering	receives	receives 12b-1	Compensation
	price) (1)	commission (2)	service fee (3)	(4)(5)
Investments of Class A shares by certain Retirement Plans (6)

First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments

All amounts	—	3.75%	0.25%	4.00%

Class C investments

All amounts	—	0.75%	0.25%	1.00%

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge.

(3)	For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible asses. Monthly payments are made in arrears. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Monthly payments are made in arrears. For Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears.

(4)	Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.
Contingent deferred sales charge (“CDSC”) revenues collected by John Hancock Funds, may be used to pay Selling Firm commissions when there is no initial sales charge.
NET ASSET VALUE
The NAV for each class of the Funds is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’s net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Funds’ NAVs are not calculated. Consequently, the Fund’s portfolio securities may trade and the NAVs of the Fund’s redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the NAV of the Funds’ shares, the following procedures are utilized wherever applicable.
Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the NYSE which will not be reflected in the computation of the Funds’ NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.
Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.
If any securities held by the Funds are restricted as to resale, the fair value of such securities is generally determined as the amount which the Funds could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.
INITIAL SALES CHARGE ON CLASS A SHARES
Shares of the Funds are offered at a price equal to their NAV plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the “initial sales charge”) or on a contingent deferred basis (the “contingent deferred sales charge or “CDSC”). The fund no longer issues share certificates. Shares are electronically recorded. The Board reserves the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a Fund’s best interest.
The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Funds, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, ClassI2, Class T, Class ADV or all R shares classes of the John Hancock mutual funds owned by the investor (see “Combination and Accumulation Privileges” below).
In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify Signature Services at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privileges” below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.
Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges (“CDSC”) to various individuals and institutions as follows:

•	A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.
•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.
•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.
•	Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

•	Terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments.

•	Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Code sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.
•	Retirement plans investing through the PruSolutionssm program.
•	Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested	CDSC Rate
First $1 to $4,999,999	1.00%
Next $1 to $5M above that	0.50%
Next $1 or more above that	0.25%
As of July 15, 2004, no initial sales charge is imposed on Class C shares.
Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.
Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Code sections 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.
Reducing Your Class A Sales Charges
Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R shares classes of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.
Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual’s non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI; however, the original sales charge will not be recalculated for this previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.
The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES
Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.
Contingent Deferred Sales Charge. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC”) at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.
Example:
You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s NAV per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
•*Minus Appreciation ($12 - $10) x 100 shares	(200.00)
•Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)

•Amount subject to CDSC	$280.00

*   The appreciation is based on all 100 shares in the account not just the shares being redeemed.
Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:
*     Redemptions made pursuant to the Funds’ right to liquidate your account if you own shares worth less than $1,000.
*     Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*     Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)
*     Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.
*     Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)
*	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.
*	Redemptions of Class A shares by retirement plans that invested through the PruSolutionssm program.
*	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.
For Retirement Accounts (such as traditional, Roth and Coverdell ESAs , SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code unless otherwise noted.

*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b) (7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b) (7) accounts.

•	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs of the Code.

Please see matrix for some examples.

401 (a) Plan
(401 (k), MPP,
PSP) 457 &
Type of	408 (SEPs &			IRA, IRA	Non-
Distribution	Simple IRAs)	403 (b)	457	Rollover	retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments	12% of account value annually in periodic payments

Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually periodic payments	Waived for annuity payments (72t) or 12% of account in value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Not Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS
Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.
Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.
The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Tax Status”.
Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder’s cost, which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.
Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Each Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.
A redemption or exchange of shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption “Tax Status”.
Retirement plans participating in Merrill Lynch’s or the Princeton Retirement Group, Inc.’s servicing programs:
Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.
For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).
Section 403(b)(7) custodial accounts. Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to these Regulations:

1)	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The funds require certain signed disclosure documentation in the event:

•	You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

•	You direct the fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).
In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Funds for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the respective Fund the Distributor.
DESCRIPTION OF THE FUNDS’ SHARES
The Board is responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized the issuance of two series of shares — John Hancock Massachusetts Tax-Free Income Fund and the John Hancock New York Tax-Free Income Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of each series, designated as Class A, Class B and Class C.
The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of each Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Funds no longer issue share certificates. Shares are electronically recorded.
Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A; (iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the IRS imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the respective Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. The Funds shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could be, under certain circumstances, held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund’s assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, the Funds shall not be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
The Funds reserve the right to reject any application which conflicts with the Funds’ internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.
Shares of the Funds may generally be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A shares of the Funds are sold with a maximum initial sales charge of 4.50%. Classes B and C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. The following tables show the maximum offering price per share of each class of the Funds, using the Funds’ relevant NAVs as of August 31, 2008.

	NAV and	Maximum
	Redemption	sales charge	Maximum
	Price Per	(4.50% of	offering
	Class A	offering	price to
Fund	Share	price)	public[1]
Massachusetts Tax-Free Income Fund	$12.28	$0.58	$12.86
New York Tax-Free Income Fund	$11.96	$0.56	$12.52
NAV, Offering Price and Redemption Price per Share

Fund	Class B2	Class C2
Massachusetts Tax-Free Income Fund	$12.28	$12.28
New York Tax-Free Income Fund	$11.96	$11.96

[1]	NAV ÷ 95.5%. On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

[2]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

TAX STATUS
The Funds are treated as separate entities for accounting and tax purposes, have qualified as “regulated investment companies” under Subchapter M of the Code, and intend to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Funds will not be subject to federal income tax on their taxable income (including net realized capital gains) which are distributed to shareholders in accordance with the timing requirements of the Code.
The Funds will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (ornot treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Funds expect to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, each Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from Massachusetts or New York State and New York City personal income taxes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980’s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of each Fund’s distributions attributable to interest each Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of each Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.
If the Funds satisfy the applicable requirements, dividends paid by the Funds which are attributable to tax exempt interest on municipal securities and designated by the Funds as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” or “related person” thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Funds. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Funds are not deductible to the extent it is deemed related to each Fund’s exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Funds even though the borrowed money may not be directly traceable to the purchase of shares.
Although all or a substantial portion of the dividends paid by the Funds may be excluded by each Fund’s shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Funds, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
Distributions other than exempt-interest dividends from the Funds’ current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Funds that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Funds’ “investment company taxable income,” they will be taxable as ordinary income; and if they are paid from the Funds’ “net capital gain,” they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.
Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in each Fund’s shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Funds’ current earnings and profits for these purposes. Consequently, the portion, if any, of the Funds’ distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
After the close of each calendar year, the Funds will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Funds for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Funds during the period of their investment in the Funds.
The amount of each Fund’s net realized capital gains, if any, in any given year will vary depending upon the Adviser’s current investment strategy and whether the Adviser believes it to be in the best interest of the Funds to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor’s purchase of the Funds’ shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Funds’ portfolios. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
Upon a redemption or other disposition of shares of the Funds (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. A sales charge paid in purchasing shares of the Funds cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Funds will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Funds. Upon proper designation of this amount by the Funds, each shareholder would be treated for Federal income tax purposes as if the Funds had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Funds and reinvested the remainder in the Funds. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Funds’ taxable year falls, (b) be entitled either to a tax credit on his return for, or to a re fund of, his pro rata share of the taxes paid by the Funds and (c) be entitled to increase the adjusted tax basis for his shares in the Funds by the difference between his pro rata share of such excess and his pro rata share of such taxes.
For Federal income tax purposes, the Funds are permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Funds and, as noted above, would not be distributed to shareholders. The Massachusetts Tax-Free Income Fund has no capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The New York Tax-Free Income Fund has $579,793 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from August 31, 2010 through August 31, 2012.
The Funds’ dividends and capital gain distributions will not qualify for the reduced tax rate applicable to qualified dividend income.
The Funds’ dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.
The Funds are required to accrue original issued discount (“OID”) on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Funds to recognize income or gain within a concurrent receipt of cash. However, the Funds must distribute to shareholders for each taxable year substantially all of their net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.
The federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions, are unclear in certain respects, and the Funds will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.
The Funds will be required to report to the “RS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Funds’ taxable distributions may not be subject to backup withholding if the Funds can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
The Funds may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations which are at risk of default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Funds invest in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.
Certain options and futures transactions undertaken by the Funds may cause the Funds to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Funds. Additionally, the Funds may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Funds’ portfolio. Also, certain of the Funds’ losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gain. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the

Funds’ distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.
The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Funds may also be subject to state and local taxes, except as described below under “State Income Tax Information.” The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file to backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.
MASSACHUSETTS STATE INCOME TAX INFORMATION
Massachusetts Taxes
The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
To the extent that exempt-interest dividends paid to shareholders by the Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund’s taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains in excess of net long-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.
For Massachusetts personal income tax purposes, long-term capital gains from the sale of a capital asset will be taxed at the same rate as 5.3% (this rate may change in subsequent years).

Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Fund, assuming that they hold their shares of the Fund as capital assets for Massachusetts tax purposes. If a shareholder of the Fund accounts for a sale of Fund shares using the average basis method for Federal income tax purposes, the shareholder also must account for such sales for Massachusetts tax purposes using the same average basis and must average the holding period for each share sold in the same manner. The resulting average holding period is deemed to be the holding period for all such shares sold and will determine the tax rate to be applied in such cases. The applicable statutory provision does not address the Massachusetts tax treatment of dividends paid by the Fund that are designated and treated as long-term capital gains for Federal income tax purposes. The Massachusetts Department of Revenue (the “DOR”) has issued regulations under which distribution is taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distribution attributable to gains in each separate holding period category, in which case each such portion will be taxed at the rate applicable to the appropriate holding period category. The Fund anticipates that, to the extent practicable, it will provide the appropriate information under the applicable DOR regulations or other administrative positions.
NEW YORK STATE INCOME TAX INFORMATION
The Fund is not subject to Massachusetts Corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
New York Taxes
Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.
Dividends, whether received in cash or additional shares, derived from the Fund’s other investment income (including interest on U.S. Government obligations and Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund’s net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.
Dividends derived from investment income and capital gains, including exempt- interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder’s investment capital in determining its liability, if any, for these taxes.
New York State and New York City personal income taxes are imposed on “New York taxable income,” which is defined, in the case of New York resident individuals, estates and trusts as “New York adjusted gross income” minus the New York deductions and New York exemptions. “New York adjusted gross income”, in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications. Because distributions that qualify as exempt- interest dividends under IRC § 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.
New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.
The Fund’s dividends (including exempt-interest dividends) and distributions will not be tax-exempt for State and City purposes for corporate investors, so that corporate investors should consult their own tax advisers before investing in the Fund. All investors should consult their own tax advisers regarding the tax provisions described above and any additional taxes to which they may be subject, including but not limited to minimum taxes, tax surcharges, and taxes based on or affected by the ownership of intangible property such as mutual fund shares.
Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.
BROKERAGE ALLOCATION
Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser or Subadviser’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds’ trading practices and investments are reviewed periodically by the Subadviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Subadviser and quarterly by the officers of the Adviser and the Independent Trustees who are interested persons of the Funds.
Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread”. Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.
The Funds’ primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, each Fund’s trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Subadviser do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Subadviser of the Funds. The Adviser and Subadviser have implemented policies and procedures (approved by the Board reasonably designed to ensure that the Funds’ selection of the broker-dealer is not influenced by considerations about the sales of the Funds’ shares.
Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Exchange Act, the Funds may pay to a broker that provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. “Commissions”, as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.
The term “brokerage and research services” includes research services received from broker-dealers which supplement the Adviser’s or Subadviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser’s or Subadviser’s personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.
The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser’s or Subadviser’s staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser and Subadviser’s clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.
The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser’s research and analysis and that they improve the quality of the Adviser and Subadviser’s investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Funds is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.
Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Funds or the Adviser or Subadviser’s other clients.
In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or “step-out”, a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser “stepped-out” would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
While the Adviser and/or the Subadviser will be primarily responsible for the allocation of the Funds’ brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.
For the fiscal years ended May 31, 2006, 2007 and 2008, both Funds paid negotiated brokerage commissions of $0, $0, and $0, respectively.
Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Funds, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.
The Adviser’s indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator” or an “Affiliated Broker”). The Adviser’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (“JH Distributors” or “Affiliated Broker
Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., P. O. Box 9510, Portsmouth, NH 03802-9510, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Funds pay Signature Services monthly a fee which is based on an annual rate of $17.50 for each shareholder account. The Funds also pay Signature Services monthly a fee that is based on an annual rate of 0.010% of average daily net assets attributable to each Fund. The Funds also pay certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative NAVs.
Prior to June 1, 2008, the Funds paid Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account. The Funds also paid Signature Services monthly a fee which is based on an annual rate of 0.010% of average daily net assets attributable to Class A, Class B, Class C shares.
Prior to January 1, 2006, the Funds paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each class C shareholder account plus certain out-of-pocket expenses. The Funds also paid Signature Services monthly a fee of 0.01% of average daily net assets for Class A, Class B, and Class C shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Funds. For such shareholders, Signature Services does not charge its account fee.
CUSTODY OF PORTFOLIO
Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and The Bank of New York Mellon, One Wall Street, New York, New York 10286. Under the

custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm of the Funds is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers, LLP audits and renders an opinion on the Funds’ annual financial statements and reviews the Funds’ annual federal income tax return.
LEGAL AND REGULATORY MATTERS
On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

APPENDIX A- Description of Investment Risk
MORE ABOUT RISK
A fund’s risk profile is largely defined by the fund’s principal securities and investment practices. You may find the most concise description of the fund’s risk profile in the prospectus.
A fund is permitted to utilize — within limits established by the trustees — certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the “Investment Objectives and Policies” and “Investment Restrictions” sections of this SAI for a description of this Fund’s investment policies. The fund follows certain policies that may reduce these risks.
As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time — days, months or years.
TYPES OF INVESTMENT RISK
Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).
Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).
Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses (e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).
Extension risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value (e.g. mortgage-backed securities and structured securities).
Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

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Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).
•	Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
•	Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.
Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).
Management risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. Common to all mutual funds.
Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).
Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).
Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).
Prepayment risk. The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).
Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

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APPENDIX B
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S INVESTORS SERVICE, INC.
Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
STANDARD & POOR’S RATINGS GROUP
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and

‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE (“Fitch”)
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB: Speculative.
•	‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC:
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC:
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C:
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD:
•	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D:
•	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

-	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
MOODY’S
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
STANDARD AND POOR’S
Commercial Paper: A standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: This designation indicates that the degrees of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
Dual Ratings — Standard & Poor’s assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.
TAX-EXEMPT NOTE RATINGS
MOODY’S
Short-Term Debt Ratings: There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels ‘MIG 1’ through ‘MIG 3’. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.
STANDARD AND POOR’S
Short-Term Issue: A Standard & Poor’s U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.

APPENDIX C
EQUIVALENT YIELDS:
The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 2008. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.
TAX-FREE YIELDS 2008 TAX TABLE

Single Return			Joint Return			Marginal	TAX-EXEMPT YIELD
						Income
(Taxable Income)						Tax Rate	3%	4%	5%	6%	7%	8%	9%
$0	-	8,025	$0	-	16,050	10.0%	3.33%	4.44%	5.56%	6.67%	7.78%	8.89%	10.00%
$8,026	-	32,550	$16,051	-	65,100	15.0%	3.53%	4.71%	5.88%	7.06%	8.24%	9.41%	10.59%
$32,551	-	78,850	$65,101	-	131,450	25.0%	4.00%	5.33%	6.67%	8.00%	9.33%	10.67%	12.00%
$78,851	-	164,550	$131,451	-	200,300	28.0%	4.17%	5.56%	6.94%	8.33%	9.72%	11.11%	12.50%
$164,551	-	357,700	$200,301	-	357,700	33.0%	4.48%	5.97%	7.46%	8.96%	10.45%	11.94%	13.43%
$357,701	-	OVER	$357,701	-	OVER	35.0%	4.62%	6.15%	7.69%	9.23%	10.77%	12.31%	13.85%
It is assumed that an investor filing a single return is not a “head of household,” a “married individual filing a separate return,” or a “surviving spouse.” The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phase out of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder’s particular tax situation and may vary according to what portion, it any, of the Fund’s exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.
The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.
This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the Fund. While it is expected that a substantial portion of the interest income distributed to the fund’s shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

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APPENDIX D
PROXY VOTING SUMMARY OF THE ADVISER, THE JOHN HANCOCK FUNDS AND THE SUBADVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•     The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
•     Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
•     The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.
•     As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.
•     The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange

Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)
Proxy Voting Summary
We believe in placing our clients’ interests first. Once we invest, we monitor all our clients’ holdings, to ensure that they maintain their potential to produce results for investors.
As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients’ investments.
Currently, MFC Global (U.S.) manages open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, MFC Global (U.S.) makes the final decision as to how to vote our clients’ proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, MFC Global (U.S.) will vote proxies for ERISA clients.
In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how MFC Global (U.S.) votes proxies. MFC Global (U.S.)’s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.
MFC Global (U.S.) has hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.
In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.
Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines
Board of Directors
We believe good corporate governance evolves from an independent board.
We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee’s qualifications. We will support management’s ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.
We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.
In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders’ interests. We believe that this is necessary to attract qualified board members.
Selection of Auditors
We believe an independent audit committee can best determine an auditor’s qualifications.
We will vote for management proposals to ratify the board’s selection of auditors, and for proposals to increase the independence of audit committees.
Capitalization
We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.
In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.
Acquisitions, mergers and corporate restructuring
Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights
In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.
To preserve shareholder rights, we will vote against a management proposal to restrict shareholders’ right to: call a special meeting and to eliminate a shareholders’ right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.
Equity-based compensation
Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders’ interests.
We will vote against the adoption or amendment of a stock option plan if:
•	the compensation committee is not fully independent;

•	plan dilution is more than 10% of outstanding common stock;

•	company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;

•	the option is not premium priced or indexed, or does not vest based on future performance.
With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
•	the plan allows stock to be purchased at less than 85% of fair market value;

•	this plan dilutes outstanding common equity greater than 10%;

•	all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;

•	the potential dilution from all company plans is more than 85%.
With respect to director stock incentive/option plans, we will vote against management if:
•	the minimum vesting period for options or time lapsing restricted stock is les than one year;

•	the potential dilution for all company plans is more than 85%.
Other Business
For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
•	change the company name;

•	approve other business;

•	adjourn meetings;

•	make technical amendments to the by-laws or charters;

•	approve financial statements;

•	approve an employment agreement or contract.

Shareholder Proposals
Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company’s proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
•	calling for shareholder ratification of auditors;

•	calling for auditors to attend annual meetings;

•	seeking to increase board independence;

•	requiring minimum stock ownership by directors;

•	seeking to create a nominating committee or to increase the independence of the nominating committee;

•	seeking to increase the independence of the audit committee.
Corporate and social policy issues
We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors.
Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)
Proxy Voting Procedures
The role of the proxy voting service
MFC Global (U.S.) has hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.
The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm’s investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm’s Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.
The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds’ investment adviser. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.
Conflicts of interest
Conflicts of interest are resolved in the best interest of clients.
With respect to potential conflicts of interest, proxies will be voted in accordance with MFC Global (U.S.)’s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund’s board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX E
FINANCIAL STATEMENTS
The financial statements listed below are included in the Funds’ 2008 Annual Reports to Shareholders for the year ended August 31, 2008; (filed electronically on October 29, 2008, accession number 00001010521-08-000509) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Exempt Series Trust (file nos.811-5079 and 33-12947).
John Hancock Tax-Exempt Series Trust
John Hancock Massachusetts Tax-Free Income Fund
John Hancock New York Tax-Free Income Fund
Statement of Assets and Liabilities as of August 31, 2008
Statement of Operations for the year ended August 31, 2008.
Statement of Change in Net Assets for the period ended August 31, 2008.
Financial Highlights for the period ended August 31, 2008.
Notes to Financial Statements.
Schedule of Investments as of August 31, 2008.
Report of Independent Registered Public Accounting Firm.

F-1

JOHN HANCOCK TAX-EXEMPT SERIES
PART C
OTHER INFORMATION
Item 23. Exhibits:
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 24. Persons Controlled by or under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with Registrant.
Item 25. Indemnification.
Indemnification provisions relating to the Registrant’s Trustees, officers, employees and agents is set forth in Article IV of the Registrant’s Declaration of Trust included as Exhibit 1 herein.
Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC (“John Hancock Funds”) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.
Section 9(a) of the By-Laws of John Hancock Life Insurance Company (“the Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.
Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (“the Adviser”) provide as follows:
“Section 5.06. Indemnity.”
1.01 Indemnification and Exculpation.
(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.
(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or
Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.
(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.
(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the

Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.
(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.
(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.
Item 26. Business and Other Connections of Investment Advisers.
See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of the Adviser and the Subadviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and the Subadviser, reference is made to the respective Form ADV, as amended, (801-8124) filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.
Item 27. Principal Underwriters.
(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.
(b) The following table lists, for each director and officer of John Hancock Funds, LLC, the information indicated.

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
James R. Boyle 601 Congress Street Boston, Massachusetts	Chairman and Director	Trustee

Keith F. Hartstein 601 Congress Street Boston, Massachusetts	Director, President and Chief Executive Officer	President and Chief Executive Officer

John G. Vrysen 601 Congress Street Boston, Massachusetts	Director, Executive Vice President and Chief Operating Officer	Chief Operating Officer

Charles A. Rizzo 601 Congress Street Boston, Massachusetts	None	Chief Financial Officer

Arthur E. Creel 601 Congress Street Boston, Massachusetts	Senior Vice President	None

Bruce R. Speca 601 Congress Street Boston, Massachusetts	None	Senior Vice President, Investments

Andrew G. Arnott 601 Congress St. Boston, Massachusetts	Senior Vice President	Vice President

Carey Hoch 601 Congress Boston, Massachusetts	Senior Vice President	None

Robert M. Boyda 601 Congress St. Boston, Massachusetts	None	Vice President, Investments

John J. Danello 601 Congress Street Boston, Massachusetts	Vice President and Chief Legal Officer	Vice President, Law

Steven E. Medina 601 Congress Street Boston, Massachusetts	None	Vice President, Investments

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Thomas M. Kinzler 601 Congress Street Boston, Massachusetts	Secretary	Secretary and Chief Legal Officer

Jeffrey H. Long 601 Congress St. Boston, Massachusetts	Chief Financial Officer	None

Howard Cronson 601 Congress Street Boston, Massachusetts	Vice President and Assistant Treasurer	None

Peter Levitt 200 Bloor Street Toronto, Ontario	Treasurer	None

Gordon M. Shone 601 Congress Street. Boston, Massachusetts	None	Treasurer

Michael J. Mahoney 601 Congress Street Boston, Massachusetts	Chief Compliance Officer	None

Frank V. Knox 601 Congress Street Boston, Massachusetts	None	Chief Compliance Officer
(c) None.
Item 28. Location of Accounts and Records
The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant’s Transfer Agent and Custodian.
Item 29. Management Services
Not applicable.
Item 30. Undertakings
(a) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 18th day of December, 2008.

JOHN HANCOCK TAX EXEMPT SERIES
By: *
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and	*
Keith F. Hartstein	Chief Executive Officer

*	Chief Operating Officer	*
John G. Vrysen

/s/Gordon M. Shone	Treasurer	December 18 , 2008
Gordon M. Shone

*	Trustee	*
James R. Boyle

*	Chairman and Trustee	*
James F. Carlin

*	Trustee	*
William H. Cunningham

*	Trustee	*
Deborah C. Jackson

*	Trustee	*
Charles L. Ladner

*	Trustee	*
Stanley Martin

*	Trustee	*
John A. Moore

*	Trustee	*
Patti McGill Peterson

*	Trustee	*
Steven R. Pruchansky

*By:

/s/Alfred P. Ouellette Alfred P. Ouellette	December 18, 2008
Attorney-in-Fact, under
Powers of Attorney dated
September 9, 2008 and October 1, 2008

OPEN END FUNDS:	1933 Act Number	1940 Act Number
John Hancock Bond Trust	2-66906	811-3006
John Hancock California Tax-Free Income Fund	33-31675	811-5979
John Hancock Capital Series	2-29502	811-1677
John Hancock Current Interest	2-50931	811-2485
John Hancock Equity Trust	2-92548	811-4079
John Hancock Investment Trust	2-10156	811-0560
John Hancock Investment Trust II	2-90305	811-3999
John Hancock Investment Trust III	33-4559	811-4630
John Hancock Municipal Securities Trust	33-32246	811-5968
John Hancock Series Trust	2-75807	811-3392
John Hancock Sovereign Bond Fund	2-48925	811-2402
John Hancock Strategic Series	33-5186	811-4651
John Hancock Tax-Exempt Series Trust	33-12947	811-5079
John Hancock World Fund	33-10722	811-4932
JOHN HANCOCK FUNDS
POWER OF ATTORNEY
     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, BETSY ANNE SEEL, ALFRED P. OUELLETTE, GEORGE M. BOYD, DAVID D. BARR and KINGA KAPUSCINSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of October, 2008.

/s/ Deborah C. Jackson Deborah C. Jackson, as Trustee

OPEN END FUNDS:	1933 Act Number	1940 Act Number
John Hancock Bond Trust	2-66906	811-3006
John Hancock California Tax-Free Income Fund	33-31675	811-5979
John Hancock Capital Series	2-29502	811-1677
John Hancock Current Interest	2-50931	811-2485
John Hancock Equity Trust	2-92548	811-4079
John Hancock Investment Trust	2-10156	811-0560
John Hancock Investment Trust II	2-90305	811-3999
John Hancock Investment Trust III	33-4559	811-4630
John Hancock Municipal Securities Trust	33-32246	811-5968
John Hancock Series Trust	2-75807	811-3392
John Hancock Sovereign Bond Fund	2-48925	811-2402
John Hancock Strategic Series	33-5186	811-4651
John Hancock Tax-Exempt Series Trust	33-12947	811-5079
John Hancock World Fund	33-10722	811-4932
JOHN HANCOCK FUNDS
POWER OF ATTORNEY
     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, BETSY ANNE SEEL, ALFRED P. OUELLETTE, GEORGE M. BOYD, DAVID D. BARR and KINGA KAPUSCINSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 9th day of September, 2008.

/s/ James R. Boyle James R. Boyle, as Trustee	/s/ Patti McGill Peterson Patti McGill Peterson, as Trustee

/s/ James F. Carlin James F. Carlin, as Trustee	/s/ Steven R. Pruchansky Steven R. Pruchansky, as Trustee

/s/ William H. Cunningham William H. Cunningham, as Trustee	/s/ Stanley Martin Stanley Martin, as Trustee

/s/ Charles L. Ladner Charles L. Ladner, as Trustee	/s/ John G. Vrysen John G. Vrysen, as Chief Operating Officer

/s/ John A. Moore John A. Moore, as Trustee	/s/ Charles A. Rizzo Charles A. Rizzo, as Chief Financial Officer

/s/ Keith F. Hartstein Keith F. Hartstein, as President and Chief
Executive Officer

John Hancock Tax-Exempt Series Fund
INDEX TO EXHIBITS

99.(a)	Articles of Incorporation. Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-000530.

99.(a).1	Amendment, effective July 1, 2005, to Declaration of Trust dated March 8, 2005 regarding change of address of principal place of business. — previously filed as exhibit 99.(a).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-000990.

99.(b)	By-Laws. Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b) to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-000530.

99.(b).1	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. FILED HEREWITH.

99.(c)	Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d)	Investment Advisory Contracts. Investment Management Contract between John Hancock Advisers, Inc. and the Registrant. — previously filed as exhibit 5 to post-effective amendment no. 10 filed on December 25, 1995, accession number 0000950156-95-000881.

99.(d).1	Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC and Sovereign Asset Management LLC. — previously filed as exhibit 99.(d).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-000990.

99.(e)	Underwriting Contracts. Distribution Agreement between John Hancock Broker Distribution Services, Inc. and the Registrant. — previously filed as exhibit 6 to post-effective amendment no. 10 filed on December 25, 1995, accession number 0000950156-95-000881.

99.(e).1	Form of Soliciting Dealer Agreement between John Hancock Broker Distribution, Inc. and Selected Dealers. — previously filed as exhibit 99.(e).1 to post-effective amendment no. 25 filed on December 30, 2004, accession number 0001010521-04-000321.

99.(f)	Bonus or Profit Sharing Contracts. Not Applicable

99.(g)	Custody Agreements. Custody Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001. — previously filed as exhibit 99.(g).2 to post-effective amendment no. 20 filed on October 30, 2001, accession number 0001010521-01-500240.

99.(h)	Other Material Contracts. Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 2007. — previously filed as exhibit 99.(h) to post-effective amendment no. 29 filed on October 12, 2007, accession number 0000928816-07-001465.

99.(h).1	Amendment, dated June 1, 2008, to the Master Transfer Agency and Service Agreement dated June 1, 2007 between each investment company advised by John Hancock Advisers, LLC and John Hancock Signature Services, Inc. FILED HEREWITH.

99.(h).2	Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of January 1, 1996. — previously filed as exhibit 99.(h).3 to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-000530.

99.(h).3	Amendment to Accounting and Legal Services Agreement between John Hancock Advisers, LLC and Registrant as of March 8, 2005. — previously filed as exhibit 99.(h).4 to post-effective amendment no. 26 filed on December 28, 2005, accession number 0001010521-05-000530.

99.(i)	Legal Opinion. FILED HEREWITH.

99.(j)	Other Opinions, Auditor’s Consent. FILED HEREWITH.

99.(k)	Omitted Financial Statements. Not Applicable.

99.(l)	Initial Capital Agreements. None.

99.(m)	Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996. — previously filed as exhibit 99.B15 to post-effective amendment no. 13 filed on December 23, 1997, accession number 0001010521-97-000441.

99.(m).1	Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class B shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996. — previously filed as exhibit 99.B15.1 to post-effective amendment no. 12 filed on December 20, 1996, accession number 0001010521-96-000225.

99.(m).2	Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class C shares between John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund and John Hancock Funds, Inc. dated April 1, 1999. — previously filed as exhibit 99.(m).2 to post-effective amendment no. 17 filed on December 27, 1999, accession number 0001010521-99-000399.

99.(n)	Financial Data Schedule. Not Applicable

99.(o)	Rule 18f-3 Plan. John Hancock Funds Class A and Class B Multiple Class Plan Pursuant to Rule 18f-3 dated May 1, 1998. — previously filed as exhibit 99.(o) to post-effective amendment no. 14 filed on October 13, 1998, accession number 0001010521-98-000347.

99.(o).1	John Hancock Funds Class A, Class B and Class C amended and restated Multiple Class Plan pursuant to Rule 18f-3 for John Hancock Tax-Exempt Series dated April 1, 1999. — previously filed as exhibit 99.(o).1 to post-effective amendment no. 16 filed on January 25, 1999, accession number 0001010521-99-000057.

99.(p)	Code of Ethics. John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock adviser dated January 1, 2008. — previously filed as exhibit 99.(p) to post-effective amendment no. 30 filed on December 21, 2007, accession number 0000928816-07-001798.

99.(p).1	Code of Ethics for the Independent Directors/Trustees of the John Hancock funds dated December 6, 2005. — previously filed as exhibit 99.(p).1 to post-effective amendment no. 27 filed on December 27, 2006, accession number 0001010521-06-000990.

99.(p).2	Code of Ethics. Subadviser: MFC Global Investment Management (U.S.), LLC, dated March 1, 2008. FILED HEREWITH.